                             OCC ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

In a difficult stock market environment, the Equity Portfolio (the "Portfolio") controlled its losses and outperformed its benchmark during 2001. The Portfolio's return of -7.02% compared with a return of -11.91% for the Standard & Poor's 500 Index (the "S&P 500"). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The market was lower through the first three quarters of 2001 due to investor concerns about a weakening economy, then rallied in the fourth quarter as the economic outlook appeared to brighten. The Portfolio outperformed the S&P 500 by remaining disciplined in its philosophy of investing in undervalued stocks. We believe the best way to make money on a stock is to underpay for it. Every company has an intrinsic value--what it is worth--that is independent of its stock price in the short-term. We believe this value can be determined by following three steps:

- Correctly and objectively assessing all known factual information about the company

- Correctly and objectively making all possible reasonable predictions about the future of the company

- Based on this analysis, making a risk-adjusted assessment of how much cash the company will generate for shareholders; all financial values are ultimately determined by cash generation.

We follow these three steps to determine what companies are worth and then buy them when their stock prices are significantly lower. Our goal is to control risk and generate favorable long-term results.

We did especially well during 2001 with our technology stocks. The Portfolio owned limited tech investments early in the year as prices fell. In September and October we increased our positions at or near the sector's price lows. Tech stocks proceeded to rise in October and November, after which we reduced our holdings at a profit. In buying low and selling high, our tech investments returned 32% for the year, compared with -23% for the tech sector of the S&P 500 Index. Our financial and capital goods stocks also performed well relative to the benchmark, while our consumer-oriented stocks underperformed.

For the three years ended December 31, 2001, the Portfolio provided an average annual total return of 1.57% versus -1.05% for the S&P 500. The Portfolio's average annual total return of 8.22% for the five years ended December 31, 2001 compared with 10.67% for the S&P 500. For the 10 years ended December 31, 2001, the Portfolio generated an average annual total return of 12.86%* versus 12.91% for the S&P 500. From its inception on August 1, 1988 through December 31, 2001, the Portfolio's average annual total return of 13.36%* compared with 14.01% for the S&P 500 Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE EQUITY PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $86,789,755 IN THE OLD TRUST AND $3,764,598 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO
    SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE EQUITY PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE EQUITY PORTFOLIO OF THE OLD TRUST.

The five stocks that contributed most to the Portfolio's performance in 2001 were: Computer Associates (software), Dell Computer (computers), Microsoft (software), Compuware (software) and John Hancock Financial Services (financial services). Of the five stocks that detracted most, three are consumer staple companies--CVS (drug store chain), Kroger (supermarkets) and McDonald's (fast food). CVS and Kroger were both up sharply in 2000, and we had reduced our positions to take some profits. Nonetheless, these companies declined in 2001 because of disappointing earnings. We are positive in our view of both stocks and added to our holdings of CVS in the fourth quarter on price weakness. In the case of McDonald's, evidence continues to increase that the company's European business is rebounding as mad cow disease fears ease. In the U.S., the company has taken a number of steps aimed at restoring its business to the preeminence it had for many years. Other stocks detracting from performance included Wells Fargo (banking) and Boeing (aircraft and aerospace).

Approximately one-third of the Fund's equity assets are invested in financial stocks, including banking and insurance companies. Although our financial investments returned -6% for the year, they did well in comparison to the -9% return of the financial sector of the S&P 500. Freddie Mac (mortgage securitization), the Fund's largest holding, was down modestly in the year. The stock reached a new 52-week high in October, then retreated due to investor concerns about the impact of potentially higher interest rates. We believe the company will deliver double-digit earnings growth in 2002 even if interest rates do rise. The stock is, in our view, significantly undervalued relative to the company's business fundamentals.

We are long-term investors in quality companies, maintaining a steady course rather than trading in and out of the market. We established two new positions in the second half of 2001. Halliburton, the oilfield services and construction company, which was purchased after the share price dropped from $49 in late May to $30 in mid-July. Although the decline reflected investor concerns about slowing oilfield activity in the U.S., much of Halliburton's business is global. The company's backlogs outside the U.S. are rising as oil and gas companies embark on major international projects.

We also purchased El Paso Corp., which produces, processes and transports natural gas and converts it to electricity. The business problems of Enron provide an opportunity for El Paso to gain market share in trading and to better exploit the optionality of its assets--that is, to use its gas for those markets and applications that offer the highest returns.

At December 31, 2001, the Portfolio's investments were allocated 95.3% to common stocks and 4.7% to short-term investments. The Portfolio's five largest equity positions were: Freddie Mac, which securitizes home mortgages, representing 7.9% of the Portfolio's net assets; ChevronTexaco, a leading oil and gas company, 4.3% of net assets; McDonald's, the global fast-food company, 4.0% of net assets; Kroger, a national supermarket chain, 4.0% of net assets; and FleetBoston Financial, a leading banking organization in the Northeast, 3.9% of net assets.

Major industry positions at the end of December included financial services, representing 21.5% of the Portfolio's net assets; telecommunications, 10.8% of net assets; banking, 7.8% of net assets; drugs and medical products, 8.5% of net assets; and retail, 7.4% of net assets.

We believe the economy will recover in 2002. However, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. We continue to be disciplined in our value approach, investing in stocks priced below their intrinsic value with a goal of controlling risk and generating excellent long-term results.

                    OCC ACCUMULATION TRUST--EQUITY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       (7.02)%
5 Year                         8.22%
10 Year*                      12.86%
Since August 1, 1988*         13.36%

          EQUITY PORTFOLIO  S&P 500 INDEX +
12/31/91           $10,000          $10,000
1/31/92            $10,262           $9,814
2/29/92            $10,565           $9,942
3/31/92            $10,394           $9,749
4/30/92            $10,558          $10,035
5/31/92            $10,489          $10,085
6/30/92            $10,373           $9,934
7/31/92            $10,790          $10,341
8/31/92            $10,660          $10,129
9/30/92            $11,023          $10,238
10/31/92           $11,187          $10,283
11/30/92           $11,529          $10,634
12/31/92           $11,790          $10,764
1/31/93            $11,878          $10,854
2/28/93            $11,744          $11,001
3/31/93            $12,099          $11,234
4/30/93            $11,957          $10,962
5/31/93            $12,184          $11,255
6/30/93            $12,277          $11,288
7/31/93            $12,213          $11,243
8/31/93            $12,702          $11,669
9/30/93            $12,589          $11,579
10/31/93           $12,645          $11,819
11/30/93           $12,454          $11,707
12/31/93           $12,716          $11,848
1/31/94            $12,992          $12,251
2/28/94            $12,938          $11,919
3/31/94            $12,473          $11,399
4/30/94            $12,903          $11,545
5/31/94            $13,063          $11,735
6/30/94            $12,735          $11,447
7/31/94            $13,107          $11,823
8/31/94            $13,660          $12,307
9/30/94            $13,295          $12,006
10/31/94           $13,704          $12,276
11/30/94           $13,069          $11,829
12/31/94           $13,200          $12,004
1/31/95            $13,608          $12,315
2/28/95            $14,231          $12,795
3/31/95            $14,706          $13,173
4/30/95            $15,065          $13,560
5/31/95            $15,746          $14,103
6/30/95            $16,295          $14,430
7/31/95            $16,918          $14,909
8/31/95            $17,107          $14,946
9/30/95            $17,598          $15,577
10/31/95           $17,151          $15,521
11/30/95           $18,007          $16,202
12/31/95           $18,330          $16,515
1/31/96            $19,010          $17,076
2/29/96            $19,378          $17,235
3/31/96            $19,739          $17,401
4/30/96            $19,761          $17,656
5/31/96            $20,399          $18,112
6/30/96            $20,293          $18,181
7/31/96            $19,570          $17,377
8/31/96            $20,398          $17,744
9/30/96            $21,285          $18,743
10/31/96           $21,796          $19,260
11/30/96           $22,895          $20,716
12/31/96           $22,609          $20,306
1/31/97            $23,427          $21,575
2/28/97            $23,439          $21,743
3/31/97            $22,703          $20,850
4/30/97            $23,198          $22,094
5/31/97            $24,318          $23,440
6/30/97            $25,697          $24,490
7/31/97            $27,116          $26,439
8/31/97            $26,356          $24,959
9/30/97            $27,281          $26,327
10/31/97           $26,859          $25,447
11/30/97           $27,675          $26,626
12/31/97           $28,633          $27,083
1/31/98            $28,530          $27,384
2/28/98            $30,472          $29,358
3/31/98            $32,142          $30,862
4/30/98            $32,364          $31,173
5/31/98            $31,917          $30,637
6/30/98            $32,307          $31,881
7/31/98            $31,389          $31,543
8/31/98            $27,375          $26,982
9/30/98            $28,319          $28,712
10/31/98           $30,687          $31,046
11/30/98           $31,819          $32,927
12/31/98           $32,026          $34,824
1/31/99            $31,504          $36,279
2/28/99            $31,116          $35,151
3/31/99            $31,947          $36,557
4/30/99            $34,841          $37,972
5/31/99            $34,326          $37,076
6/30/99            $35,077          $39,133
7/31/99            $33,278          $37,912
8/31/99            $32,403          $37,723
9/30/99            $31,635          $36,689
10/31/99           $33,444          $39,012
11/30/99           $33,147          $39,804
12/31/99           $32,842          $42,148
1/31/00            $31,794          $40,032
2/29/00            $28,879          $39,276
3/31/00            $31,570          $43,117
4/30/00            $31,810          $41,819
5/31/00            $31,979          $40,962
6/30/00            $30,939          $41,973
7/31/00            $30,429          $41,319
8/31/00            $32,108          $43,885
9/30/00            $32,198          $41,567
10/31/00           $34,320          $41,393
11/30/00           $33,799          $38,131
12/31/00           $36,100          $38,318
1/31/01            $36,732          $39,678
2/28/01            $36,012          $36,060
3/31/01            $35,515          $33,773
4/30/01            $36,801          $36,398
5/31/01            $37,702          $36,641
6/30/01            $36,515          $35,751
7/31/01            $36,394          $35,401
8/31/01            $34,702          $33,185
9/30/01            $32,734          $30,507
10/31/01           $31,873          $31,089
11/30/01           $33,646          $33,474
12/31/01           $33,565          $33,765

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001


       SHARES                                                VALUE
       ------                                              ----------
                         COMMON STOCK -- 95.1%
                         AEROSPACE/DEFENSE -- 1.4%
        28,000           Boeing Co. ...................    $1,085,840
                                                           ----------

                         BANKING -- 7.8%
        85,000           FleetBoston Financial
                           Corp. ......................     3,102,500
        70,000           Wells Fargo & Co. ............     3,041,500
                                                           ----------
                                                            6,144,000
                                                           ----------
                         COMPUTERS -- 1.7%
        50,000           Dell Computer Corp.* .........     1,359,000
                                                           ----------

                         COMPUTER SERVICES -- 1.6%
        30,000           Sabre Holdings Corp.* ........     1,270,500
                                                           ----------

                         COMPUTER SOFTWARE -- 1.6%
        19,000           Microsoft Corp.* .............     1,258,750
                                                           ----------
                         CONGLOMERATES -- 1.5%
        10,000           Minnesota Mining &
                           Manufacturing Co. ..........     1,182,100
                                                           ----------

                         CONSUMER PRODUCTS -- 3.8%
        30,000           Gillette Co. .................     1,002,000
       115,000           Mattel, Inc. .................     1,978,000
                                                           ----------
                                                            2,980,000
                                                           ----------

                         DRUGS & MEDICAL PRODUCTS -- 8.5%
        40,000           American Home Products
                           Corp. ......................     2,454,400
        35,000           Bristol-Myers Squibb Co. .....     1,785,000
        24,000           Merck & Co., Inc. ............     1,411,200
        30,000           Schering-Plough Corp. ........     1,074,300
                                                           ----------
                                                            6,724,900
                                                           ----------

                         ENERGY -- 3.3%
        35,000           Exelon Corp. .................     1,675,800
        25,000           Unocal Corp. .................       901,750
                                                           ----------
                                                            2,577,550
                                                           ----------

    SHARES                                                 VALUE
    ------                                                 ----------

                         FINANCIAL SERVICES -- 21.5%
        45,000           Citigroup, Inc. ..............    $2,271,600
        50,000           Countrywide Credit
                           Industries, Inc. ...........     2,048,500
        95,000           Freddie Mac ..................     6,213,000
        35,000           Household
                           International, Inc. ........     2,027,900
        60,000           John Hancock Financial
                           Services, Inc. .............     2,478,000
        52,000           JP Morgan Chase & Co. ........     1,890,200
                                                           ----------
                                                           16,929,200
                                                           ----------

                         FOOD SERVICES -- 4.0%
       120,000           McDonald's Corp. .............     3,176,400
                                                           ----------

                         INSURANCE -- 4.6%
        50,000           AFLAC, Inc. ..................     1,228,000
        16,000           American International
                           Group, Inc. ................     1,270,400
        12,000           XL Capital Ltd. ..............     1,096,320
                                                           ----------
                                                            3,594,720
                                                           ----------

                         MACHINERY -- 2.0%
        30,000           Caterpillar, Inc. ............     1,567,500
                                                           ----------

                         METALS & MINING -- 1.6%
        35,000           Alcoa, Inc. ..................     1,244,250
                                                           ----------

                         MULTIMEDIA -- 1.6%
        25,000           Clear Channel
                           Communications, Inc.* ......     1,272,750
                                                           ----------

                         NETWORKING -- 0.4%
        20,000           EMC Corp.* ...................       268,800
                                                           ----------

                         OIL & GAS -- 5.2%
        38,000           ChevronTexaco Corp. ..........     3,405,180
        12,000           El Paso Corp. ................       535,320
        10,000           Halliburton Co. ..............       131,000
                                                           ----------
                                                            4,071,500
                                                           ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)


    SHARES                                                 VALUE
    ------                                                 ----------
                         COMMON STOCK (CONCLUDED)
                         RETAIL -- 7.4%
        70,000           CVS Corp. ....................    $2,072,000
        45,000           Gap, Inc. ....................       627,300
       150,000           Kroger Co.* ..................     3,130,500
                                                           ----------
                                                            5,829,800
                                                           ----------

                         TELECOMMUNICATIONS -- 10.8%
        50,000           SBC Communications, Inc. .....     1,958,500
       100,000           Sprint Corp. (FON Group) .....     2,008,000
        50,000           Verizon
                           Communications, Inc. .......     2,373,000
       156,000           WorldCom, Inc.- WorldCom
                           Group* .....................     2,196,480
                                                           ----------
                                                            8,535,980
                                                           ----------

                         TRANSPORTATION -- 2.8%
        34,000           Burlington Northern Santa Fe
                           Corp. ......................       970,020
        32,000           CP Holders ...................     1,255,360
                                                           ----------
                                                            2,225,380
                                                           ----------

                         WASTE DISPOSAL -- 2.0%
        50,000           Waste Management, Inc. .......     1,595,500
                                                           ----------
                           Total Common Stock
                             (cost-$71,250,742)........    74,894,420
                                                           ----------

      PRINCIPAL
       AMOUNT
        (000)                                                VALUE
      ---------                                           -----------
                         SHORT-TERM INVESTMENTS -- 4.7%
                         U.S. GOVERNMENT AGENCY DISCOUNT NOTES --
                           4.7%
       $3,710            Federal Home Loan Bank,
                           1.47%, 1/2/02
                           (cost-$3,709,848) .........    $ 3,709,848
                                                          -----------

                          Total Investments
                        (cost-$74,960,590)..   99.8%     78,604,268
                          Other assets less
                            liabilities ....    0.2         176,435
                                              -----     -----------
                          Net Assets .......  100.0%    $78,780,703
                                              =====     ===========

--------------------------

*                       Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$74,960,590)....................    $78,604,268
Cash........................................................            653
Receivable for shares of beneficial interest sold...........        159,255
Receivable for investments sold.............................        105,980
Dividends and interest receivable...........................         51,137
Prepaid expenses............................................            921
                                                                -----------
  Total Assets..............................................     78,922,214
                                                                -----------

LIABILITIES:
Investment advisory fee payable.............................         53,740
Payable for shares of beneficial interest redeemed..........         36,017
Accrued expenses............................................         51,754
                                                                -----------
  Total Liabilities.........................................        141,511
                                                                -----------
    Net Assets..............................................    $78,780,703
                                                                ===========

COMPOSTION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    23,789
Paid-in-capital in excess of par............................     74,323,458
Undistributed net investment income.........................        577,436
Accumulated net realized gain on investments................        212,342
Net unrealized appreciation of investments..................      3,643,678
                                                                -----------
    Net Assets..............................................    $78,780,703
                                                                ===========
Shares outstanding..........................................      2,378,903
                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................         $33.12
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $2,584)....     $1,193,738
  Interest..................................................        200,271
                                                                -----------
    Total investment income.................................      1,394,009
                                                                -----------
EXPENSES:
Investment advisory fees....................................        692,347
Reports to shareholders.....................................         29,725
Custodian fees..............................................         28,726
Trustees' fees and expenses.................................         20,354
Audit and tax service fees..................................         15,945
Transfer agent fees.........................................          9,479
Legal fees..................................................          4,666
Registration fees...........................................          3,808
Insurance expense...........................................          3,327
Miscellaneous...............................................            461
                                                                -----------
    Total expenses..........................................        808,838
    Less: expense offset....................................         (2,274)
                                                                -----------
    Net expenses............................................        806,564
                                                                -----------
      Net investment income.................................        587,445
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................        313,723
  Net change in unrealized appreciation/depreciation of
    investments.............................................     (7,080,831)
                                                                -----------
    Net realized and unrealized loss on investments.........     (6,767,108)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $(6,179,663)
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------
                                                                    2001            2000
                                                                ------------    ------------
INVESTMENT OPERATIONS:
Net investment income.......................................    $    587,445    $    588,748
Net realized gain on investments............................         313,723         511,628
Net change in unrealized appreciation/depreciation of
  investments...............................................      (7,080,831)      7,957,594
                                                                ------------    ------------
  Net increase (decrease) in net assets resulting from
    investment operations...................................      (6,179,663)      9,057,970
                                                                ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        (594,370)       (537,546)
Net realized gains..........................................        (568,099)     (6,943,422)
                                                                ------------    ------------
  Total dividends and distributions to shareholders.........      (1,162,469)     (7,480,968)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................      37,134,297      45,006,365
Reinvestment of dividends and distributions.................       1,162,469       7,480,968
Cost of shares redeemed.....................................     (40,787,329)    (35,963,150)
                                                                ------------    ------------
  Net increase (decrease) in net assets from share
    transactions............................................      (2,490,563)     16,524,183
                                                                ------------    ------------
    Total increase (decrease) in net assets.................      (9,832,695)     18,101,185

NET ASSETS:
Beginning of year...........................................      88,613,398      70,512,213
                                                                ------------    ------------
End of year (including undistributed net investment income
  of $577,436 and $584,361, respectively)...................     $78,780,703     $88,613,398
                                                                ============    ============
SHARES ISSUED AND REDEEMED:
Issued......................................................       1,056,081       1,392,088
Issued in reinvestment of dividends and distributions.......          33,194         262,214
Redeemed....................................................      (1,165,482)     (1,076,609)
                                                                ------------    ------------
  Net increase (decrease)...................................         (76,207)        577,693
                                                                ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                               YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                           --------      --------      --------      --------      --------
Net asset value, beginning of year.....     $36.09        $37.56        $38.70        $36.52        $30.07
                                           -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
Net investment income..................       0.24          0.25          0.25          0.39          0.39
Net realized and unrealized gain (loss)
  on investments.......................      (2.75)         2.39          0.62          3.84          7.34
                                           -------       -------       -------       -------       -------
  Total income (loss) from investment
    operations.........................      (2.51)         2.64          0.87          4.23          7.73
                                           -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..................      (0.24)        (0.30)        (0.36)        (0.39)        (0.28)
Net realized gains.....................      (0.22)        (3.81)        (1.65)        (1.66)        (1.00)
                                           -------       -------       -------       -------       -------
  Total dividends and distributions to
    shareholders.......................      (0.46)        (4.11)        (2.01)        (2.05)        (1.28)
                                           -------       -------       -------       -------       -------
Net asset value, end of year...........     $33.12        $36.09        $37.56        $38.70        $36.52
                                           =======       =======       =======       =======       =======

TOTAL RETURN (1).......................       (7.0)%         9.9%          2.5%         11.9%         26.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........    $78,781       $88,613       $70,512       $48,711       $28,820
Ratio of expenses to average net assets
  (2)..................................       0.93%         0.95%         0.91%         0.94%         0.99%
Ratio of net investment income to
  average net assets...................       0.68%         0.78%         0.86%         1.36%         1.25%
Portfolio Turnover.....................         22%           58%           84%           29%           32%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

The tax character of dividends and distributions paid during the year ended December 31, 2001 was:

Ordinary income.............................................    $594,370
Long-term capital gain......................................    $568,099

At December 31, 2001, tax basis distributable earnings were:

Ordinary income.............................................    $593,727
Long-term capital gain......................................    $529,890

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, capital losses realized subsequent to October 31, 2001 on the sale of securities and Trustees' retirement plan expenses.

For federal income tax purposes the cost of securities owned at December 31, 2001 was $75,020,069. Accordingly, net unrealized appreciation of investments of $3,584,199 was composed of gross appreciation of $10,894,738 for those investments having an excess of value over cost and gross depreciation of $7,310,539 for those investments having an excess of cost over value.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2001 of $258,069. Such losses are treated for tax purposes as arising on January 1, 2002.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2001, the Portfolio's payable in connection with the Plan was $16,291, of which $7,315 was accrued during the year ended December 31, 2001.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $17,620,137 and $20,793,718, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.2262 per share during the fiscal year ended December 31, 2001, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is a open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, an national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company;
Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (is inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc, since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000; Director of Navy League of the New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR
(Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcom Bishopp                                       Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                            GLOBAL EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

In a difficult year for global investing, the Global Equity Portfolio (the "Portfolio") returned -13.82% versus -16.82% for the Morgan Stanley Capital International World Index (the "World Index") in U.S. dollars. The Portfolio performed somewhat better than the World Index by remaining focused on undervalued securities with solid fundamentals. Global markets ended the year on a positive note. The World Index advanced 8.59% during the fourth quarter of 2001 as investors looked to the prospect of economic recovery in 2002. The Portfolio returned 4.39% in the fourth quarter.

The Portfolio remains well ahead of its benchmark over longer periods, delivering solidly positive returns. For the three years ended December 31, 2001, the Portfolio's average annual total return of 4.51% compared with an average annual return of -3.37% for the World Index. For the five years ended December 31, 2001, the Portfolio achieved an average annual total return of 8.07% versus 5.36% for the World Index. From its inception on March 1, 1995 through December 31, 2001, the Portfolio generated an average annual return of 10.79%, surpassing the 8.80% average annual return of the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

In managing the Portfolio, we seek to provide superior long-term performance, while controlling volatility and risk, by investing around the world in companies that we believe are well-managed, have solid balance sheets, and generate sustainable profitability and cash flow. In addition, we want to buy the shares of these quality companies when they are available at discounts to intrinsic value, because we believe the best way to make money on a stock is to underpay for it.

The Portfolio's performance in 2001 was led by a diverse group of U.S. and non-U.S. stocks. Top contributors included: ITT Industries (diversified manufacturing), Dell Computer (computers) and Computer Associates (software) in the U.S.; Great Universal Stores (retailing) in the U.K.; Bayerische Motoren Werke (BMW automobiles) in Germany; SKF (rolling bearings and other industrial products) in Sweden; Hong Kong Electric (utility) in Hong Kong; Canon (office equipment) in Japan; and State Bank of India. Capitalizing on price strength, Computer Associates, SKF, Canon and State Bank of India were sold.

Stocks that detracted most from performance during the year included: Zurich Financial Services (insurance and investments) in Switzerland, Alcatel (telecommunications) in France, Boeing (aircraft and aerospace) in the U.S. and Buhrmann (office products distributor) in the Netherlands. Zurich Financial Services, Alcatel and Buhrmann were sold and the Portfolio's position in Boeing was reduced.

When the year began, the Portfolio was underweight in U.S. stocks versus its weighting in the World Index. However, the Federal Reserve began aggressively lowering interest rates in the U.S., prompting us to increase our allocation to the U.S. stock market. By year-end, 53.5% of the Portfolio's net assets were invested in U.S. equities, up from 39.0% at the end of 2000. We believe an economic recovery will occur more rapidly and strongly in the U.S. than in most other nations and, in addition, that equity valuations in the U.S. are relatively more attractive at this time than in other markets.

Outside the U.S., the Portfolio's largest country holdings at the end of 2001 included 12.2% of net assets invested in the United Kingdom, 7.6% in Japan, 6.3% in France, 4.6% in Canada, 2.6% in Singapore and 2.4% in Sweden.

In the latter part of the year, in placing greater emphasis on U.S. investments, we established new positions in Bristol-Myers Squibb (pharmaceuticals), JP Morgan Chase (financial services), General Motors Corp. Class H (satellite TV) and NiSource (energy) and added to many of our existing U.S. holdings, including CVS (retail), Freddie Mac (mortgage securitization) and WorldCom (telecom services).

The Portfolio's energy exposure was broadened by initiating positions in El Paso Corp. (natural gas) and Kerr-McGee (oil and gas). We believe the energy price outlook is strengthening through a combination of OPEC's efforts to rein in production and the likelihood of increased energy demand as global economies recover. In France, we purchased oil company TotalFinaElf, which is eliminating unprofitable business lines.

In the U.K. financial publishing/services firm Reuters Group was purchased. The company has a well-thought-out cost-cutting strategy and its new CEO, Tom Glocer, is expected to focus also on reinvigorating the company's revenue growth. Also outside the U.S., we increased our telecommunications investments by establishing a position in Deutsche Telekom in Germany and repurchasing Vodafone Group in the U.K. Prospects for the telecom sector, which has under-performed for the past two years, have improved as licensing fees have been reduced, average revenue per user has stabilized and companies have decreased their debt.

The Portfolio's five largest non-U.S. equity holdings at December 31, 2001 were:
Alcan, a Canadian aluminum producer, representing 2.3% of the Portfolio's net assets; Pernod-Ricard, a French spirits company, 1.9% of net assets; Technip-Coflexip, a French oilfield services firm, 1.9% of net assets; Kingfisher, a U.K.-based do-it-yourself home products and electrical appliance retailer with stores in 16 countries, 1.8% of net assets; and Nokia, the Finnish telecom equipment manufacturer, 1.6% of net assets.

The Portfolio's five largest U.S. equity holdings at December 31, 2001 were:
Freddie Mac, which originates and securitizes home mortgages, representing 6.9% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 4.1% of net assets; McDonald's, the global fast-food company, 3.2% of net assets; WorldCom, which provides telecommunications services, 3.2% of net assets; and M&T Bank, a bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 2.8% of net assets.

Major industry positions at December 31, 2001 included financial services, representing 19.3% of the Portfolio's net assets; telecommunications, 11.6% of net assets; oil and gas, 8.0% of net assets; banking, 7.8% of net assets; and retail, 7.4% of net assets.

We anticipate economic recovery in 2002, led by the U.S. However, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. We remain focused on identifying companies that meet our value critieria, including companies that are poised to benefit from an economic upturn.

                OCC ACCUMULATION TRUST--GLOBAL EQUITY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    THE PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX+
                         PERIOD ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       (13.8)%
5 Year                          8.1%
Since March 1, 1995*           10.8%

          GLOBAL EQUITY    MORGAN STANLEY CAPITAL
            PORTFOLIO    INTERNATIONAL WORLD INDEX +
3/1/95*         $10,000                      $10,000
3/31/95          $9,970                      $10,480
4/30/95         $10,230                      $10,843
5/31/95         $10,620                      $10,933
6/30/95         $10,940                      $10,911
7/31/95         $11,529                      $11,439
8/31/95         $11,488                      $11,167
9/30/95         $11,798                      $11,537
10/31/95        $11,608                      $11,353
11/30/95        $11,758                      $11,744
12/31/95        $11,873                      $12,085
1/31/96         $12,046                      $12,301
2/29/96         $12,164                      $12,374
3/31/96         $12,338                      $12,577
4/30/96         $12,634                      $12,870
5/31/96         $12,757                      $12,879
6/30/96         $12,788                      $12,942
7/31/96         $12,327                      $12,483
8/31/96         $12,716                      $12,622
9/30/96         $12,951                      $13,115
10/31/96        $12,982                      $13,204
11/30/96        $13,525                      $13,941
12/31/96        $13,654                      $13,715
1/31/97         $13,933                      $13,878
2/28/97         $14,014                      $14,035
3/31/97         $13,900                      $13,754
4/30/97         $14,117                      $14,201
5/31/97         $14,850                      $15,074
6/30/97         $15,573                      $15,824
7/31/97         $16,440                      $16,550
8/31/97         $15,572                      $15,439
9/30/97         $16,337                      $16,276
10/31/97        $15,665                      $15,417
11/30/97        $15,654                      $15,687
12/31/97        $15,568                      $15,875
1/31/98         $15,808                      $16,315
2/28/98         $17,005                      $17,416
3/31/98         $17,722                      $18,149
4/30/98         $18,309                      $18,323
5/31/98         $18,212                      $18,091
6/30/98         $18,070                      $18,518
7/31/98         $17,710                      $18,484
8/31/98         $15,068                      $16,017
9/30/98         $15,351                      $16,297
10/31/98        $16,341                      $17,767
11/30/98        $17,276                      $18,820
12/31/98        $17,637                      $19,737
1/31/99         $17,523                      $20,167
2/28/99         $17,488                      $19,629
3/31/99         $18,404                      $20,443
4/30/99         $19,676                      $21,247
5/31/99         $18,942                      $20,467
6/30/99         $19,997                      $21,419
7/31/99         $20,055                      $21,352
8/31/99         $20,169                      $21,312
9/30/99         $19,895                      $21,103
10/31/99        $20,995                      $22,196
11/30/99        $21,373                      $22,817
12/31/99        $22,315                      $24,661
1/31/00         $21,655                      $23,246
2/29/00         $20,343                      $23,306
3/31/00         $21,836                      $24,914
4/30/00         $21,639                      $23,858
5/31/00         $22,104                      $23,252
6/30/00         $22,204                      $24,031
7/31/00         $21,851                      $23,351
8/31/00         $22,288                      $24,107
9/30/00         $21,795                      $22,822
10/31/00        $22,203                      $22,437
11/30/00        $22,161                      $21,072
12/31/00        $23,364                      $21,410
1/31/01         $22,969                      $21,831
2/28/01         $22,289                      $19,984
3/31/01         $21,090                      $18,657
4/30/01         $22,168                      $20,027
5/31/01         $22,245                      $19,747
6/30/01         $21,476                      $19,127
7/31/01         $21,521                      $18,880
8/31/01         $20,968                      $17,987
9/30/01         $19,290                      $16,400
10/31/01        $19,306                      $16,714
11/30/01        $19,937                      $17,700
12/31/01        $20,136                      $17,809

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Morgan Stanley Capital International World Index is an unmanaged index that is not available for direct investment.
 It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

       SHARES                                                  VALUE
       ------                                               -----------
                         COMMON STOCK--98.2%
                         BRAZIL--0.0%
                         PAPER PRODUCTS--0.0%
       210,000           Empresa Nacional de Comercio
                           Redito E Participacoes SA*
                           + ...........................    $       409
                                                            -----------
                         CANADA--4.6%
                         ENERGY--1.0%
        10,000           Suncor Energy, Inc. ...........        329,084
                                                            -----------

                         INSURANCE--0.6%
         7,000           Canada Life Financial Corp ....        194,750
                                                            -----------

                         MINING--2.3%
        19,800           Alcan, Inc. ...................        711,414
                                                            -----------
                         TRANSPORTATION--0.7%
         4,400           Canadian National Railway
                           Co. .........................        212,221
            17           CP Holders ....................            668
                                                            -----------
                                                                212,889
                                                            -----------
                          Total Canada .................      1,448,137
                                                            -----------

                         FINLAND--1.6%
                         TELECOMMUNICATIONS--1.6%
        19,900           Nokia Oyj .....................        488,147
                                                            -----------

                         FRANCE--6.3%
                         AUTOMOTIVE--0.8%
         6,100           PSA Peugeot Citroen ...........        259,278
                                                            -----------

                         CONGLOMERATE--0.4%
         3,100           LVMH Moet Hennessy Louis
                           Vuitton SA ..................        126,108
                                                            -----------
                         FOOD & BEVERAGES--1.9%
         7,600           Pernod-Ricard SA ..............        588,567
                                                            -----------
                         HEALTH & MEDICAL PRODUCTS--0.6%
         6,000           Essilor International SA ......        181,324
                                                            -----------

                         INDUSTRIAL MANUFACTURING--2.2%
           660           Copagnie de Saint-Gobain ......         99,581
         4,400           Technip-Coflexip SA ...........        587,499
                                                            -----------
                                                                687,080
                                                            -----------

                         OIL & GAS--0.4%
         1,000           TotalFinaElf SA ...............        142,780
                                                            -----------
                          Total France .................      1,985,137
                                                            -----------
    SHARES                                                  VALUE
    ------                                                  -----------
                         GERMANY--1.3%
                         AUTOMOTIVE--0.9%
         7,800           Bayerische Motoren Werke AG ...    $   271,825
                                                            -----------

                         TELECOMMUNICATIONS--0.4%
         7,400           Deutsche Telekom AG ...........        127,131
                                                            -----------
                          Total Germany ................        398,956
                                                            -----------

                         GREECE--0.8%
                         TELECOMMUNICATIONS--0.8%
        47,900           Panafon Hellenic Telecom SA ...        245,057
                                                            -----------

                         HONG KONG--1.5%
                         ELECTRONICS--0.9%
        75,600           HongKong Electric Holdings
                           Ltd. ........................        281,158
                                                            -----------

                         INDUSTRIAL MANUFACTURING--0.6%
       104,600           Yue Yuen Industrial Holdings
                           Ltd. ........................        196,517
                                                            -----------
                          Total Hong Kong ..............        477,675
                                                            -----------

                         ISRAEL--0.9%
                         DRUGS & MEDICAL PRODUCTS--0.9%
         4,500           Teva Pharmaceutical Industries
                           Ltd. ADR ....................        277,335
                                                            -----------

                         JAPAN--7.6%
                         AUTOMOTIVE--0.7%
        42,100           Nissan Motor Co., Ltd. ........        223,338
                                                            -----------

                         CONSUMER PRODUCTS--0.5%
         8,000           Kao Corp. .....................        166,399
            15           Shiseido Co., Ltd. ............            139
                                                            -----------
                                                                166,538
                                                            -----------

                         DRUGS & MEDICAL PRODUCTS--1.5%
        15,900           Sankyo Co., Ltd. ..............        272,464
        15,800           TERUMO Corp. ..................        204,781
                                                            -----------
                                                                477,245
                                                            -----------

                         ELECTRONICS --1.0%
        21,000           Hitachi, Ltd. .................        153,881
        19,000           Matsushita Electric Works,
                           Ltd. ........................        156,484
                                                            -----------
                                                                310,365
                                                            -----------

                         FINANCIAL SERVICES--1.0%
        68,700           Nikko Cordial Corp. ...........        306,767
                                                            -----------

                         OIL & GAS--1.6%
       178,700           Tokyo Gas Co., Ltd. ...........        478,770
                                                            -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

    SHARES                                                  VALUE
    ------                                                  -----------
                         COMMON STOCK (CONTINUED)
                         JAPAN (CONCLUDED)
                         TELECOMMUNICATIONS--0.5%
            47           Nippon Telegraph & Telephone
                           Corp. .......................    $   153,187
                                                            -----------

                         TRANSPORTATION--0.8%
        13,200           Yamato Transportation Co.,
                           Ltd. ........................        248,867
                                                            -----------
                          Total Japan ..................      2,365,077
                                                            -----------
                         SINGAPORE--2.6%
                         FINANCIAL SERVICES--1.4%
        57,800           DBS Group Holdings, Ltd. ......        431,974
                                                            -----------
                         PRINTING/PUBLISHING--1.2%
        32,600           Singapore Press Holdings,
                           Ltd. ........................        384,879
                                                            -----------
                          Total Singapore ..............        816,853
                                                            -----------
                         SPAIN--0.7%
                         LEISURE--0.7%
        36,800           Amadeus Global Travel
                           Distribution SA .............        212,269
                                                            -----------
                         SWEDEN--2.4%
                         BANKING--0.9%
        31,100           Skandinaviska Enskilda
                           Banken AB ...................        284,134
                                                            -----------
                         FINANCIAL SERVICES--1.5%
        88,576           Nordea AB .....................        469,000
                                                            -----------
                          Total Sweden .................        753,134
                                                            -----------
                         SWITZERLAND--2.2%
                         DRUGS & MEDICAL PRODUCTS--0.9%
         7,840           Novartis AG ...................        283,442
                                                            -----------
                         INSURANCE--1.3%
         4,000           Swiss Re* .....................        402,507
                                                            -----------
                          Total Switzerland ............        685,949
                                                            -----------
                         UNITED KINGDOM--12.2%
                         AEROSPACE--0.5%
        31,200           BAE Systems plc ...............        140,385
                                                            -----------
                         CHEMICALS--0.8%
        17,000           BOC Group plc .................        261,975
                                                            -----------

                         DRUGS & MEDICAL PRODUCTS--1.3%
        16,700           GlaxoSmithKline plc ...........        418,318
                                                            -----------
    SHARES                                                  VALUE
    ------                                                  -----------
                         FINANCIAL SERVICES--1.2%
        35,137           Lloyds TSB Group plc ..........    $   381,073
                                                            -----------

                         FOOD & BEVERAGES--0.7%
        32,600           Cadbury Schweppes plc .........        207,585
                                                            -----------

                         MANUFACTURING--1.0%
        33,000           Smiths Group plc ..............        324,793
                                                            -----------

                         MEDIA--0.4%
        13,623           Reuters Group plc .............        134,675
                                                            -----------

                         MINING--0.9%
        14,100           Rio Tinto plc .................        269,761
                                                            -----------

                         RETAIL--4.1%
        41,500           Boots Co. plc* ................        352,644
        40,200           GUS plc .......................        376,956
        95,772           Kingfisher plc ................        558,325
                                                            -----------
                                                              1,287,925
                                                            -----------

                         TELECOMMUNICATIONS--1.3%
       155,200           Vodafone Group plc ............        405,569
                                                            -----------
                          Total United Kingdom .........      3,832,059
                                                            -----------
                         UNITED STATES--53.5%
                         AEROSPACE/DEFENSE--1.1%
         9,100           Boeing Co. ....................        352,898
                                                            -----------

                         BANKING--6.9%
        11,900           M&T Bank Corp. ................        866,915
        29,200           Wells Fargo & Co. .............      1,268,740
                                                            -----------
                                                              2,135,655
                                                            -----------

                         COMPUTERS--0.8%
         9,600           Dell Computer Corp.* ..........        260,928
                                                            -----------

                         COMPUTER PRODUCTS--1.4%
         8,100           Cisco Systems, Inc.* ..........        146,691
        11,800           EMC Corp.* ....................        158,592
        11,300           Sun Microsystems, Inc.* .......        138,990
                                                            -----------
                                                                444,273
                                                            -----------

                         COMPUTER SOFTWARE--0.4%
         1,800           Microsoft Corp.* ..............        119,250
                                                            -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

    SHARES                                                  VALUE
    ------                                                  -----------
                         COMMON STOCK (CONTINUED)
                         UNITED STATES (CONTINUED)
                         DRUGS & MEDICAL PRODUCTS--2.4%
         8,350           American Home Products
                           Corp. .......................    $   512,356
         1,600           Bristol-Myers Squibb Co. ......         81,600
         4,600           Schering-Plough Corp. .........        164,726
                                                            -----------
                                                                758,682
                                                            -----------

                         ELECTRONICS--1.5%
        15,361           Agere Systems, Inc.* ..........         87,404
         5,700           Analog Devices, Inc.* .........        253,023
         4,300           Texas Instruments Inc. ........        120,400
                                                            -----------
                                                                460,827
                                                            -----------

                         ENERGY--1.9%
         9,300           Exelon Corp. ..................        445,284
         6,600           NiSource Inc. .................        152,196
                                                            -----------
                                                                597,480
                                                            -----------

                         FINANCIAL SERVICES--14.2%
        15,833           Citigroup Inc. ................        799,250
         4,400           Fannie Mae ....................        349,800
        33,100           Freddie Mac ...................      2,164,740
         9,700           Household
                           International, Inc. .........        562,018
         5,200           John Hancock Financial
                           Services, Inc. ..............        214,760
         7,400           JP Morgan Chase & Co. .........        268,990
         1,800           PNC Financial Services
                           Group .......................        101,160
                                                            -----------
                                                              4,460,718
                                                            -----------

                         FOOD SERVICES--3.2%
        37,500           McDonald's Corp. ..............        992,625
                                                            -----------

                         MANUFACTURING--2.9%
        11,000           Alcoa Inc. ....................        391,050
        10,100           ITT Industries, Inc. ..........        510,050
                                                            -----------
                                                                901,100
                                                            -----------

                         MEDIA/BROADCASTING--0.5%
         3,100           Clear Channel
                           Communications, Inc.* .......        157,821
                                                            -----------

                         OIL & GAS--6.0%
         8,838           ChevronTexaco Corp. ...........        791,973
         8,900           El Paso Corp. .................        397,029
    SHARES                                                  VALUE
    ------                                                  -----------
                                  OIL & GAS (CONCLUDED)
         1,600           Kerr-McGee Corp. ..............    $    87,680
         9,380           Phillips Petroleum Co. ........        565,239
         1,300           Transocean Sedco Forex Inc. ...         43,966
                                                            -----------
                                                              1,885,887
                                                            -----------

                         RETAIL--3.3%
        11,300           CVS Corp ......................        334,480
         8,300           Dollar General Corp. ..........        123,670
        28,200           Kroger Co.* ...................        588,534
                                                            -----------
                                                              1,046,684
                                                            -----------

                         TELECOMMUNICATIONS--7.0%
        18,100           General Motors Corp.
                           Class H* ....................        279,645
        17,100           SBC Communications Inc. .......        669,807
        11,700           Sprint Corp. (FON Group) ......        234,936
             1           Verizon Communications Inc. ...             47
         1,470           WorldCom, Inc.-MCI Group ......         18,669
        69,100           WorldCom, Inc.-WorldCom
                           Group* ......................        972,928
                                                            -----------
                                                              2,176,032
                                                            -----------
                          Total United States ..........     16,750,860
                                                            -----------
                             Total Common Stock
                               (cost-$30,649,390) ......     30,737,054
                                                            -----------

      PRINCIPAL
       AMOUNT
        (000)
      ---------
                         SHORT-TERM INVESTMENTS--0.8%
                         U.S. GOVERNMENT AGENCY
                          DISCOUNT NOTES--0.8%
        $238             Federal Home Loan Bank
                           Discount Notes, 1.47%,
                           1/2/02
                             (cost-$237,990) ........           237,990
                                                            -----------

                         Total Investments
                           (cost-$30,887,380)..   99.0%     30,975,044
                         Other assets less
                           liabilities ........    1.0         313,839
                                                 -----     -----------
                         Net Assets ...........  100.0%    $31,288,883
                                                 =====     ===========

------------------------------

*                       Non-income producing security
+                       Preferred stock
ADR-American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$30,887,380)..........  $30,975,044
Cash..............................................      13,597
Receivable for investments sold...................     327,412
Dividends and tax reclaims receivable.............      37,633
Receivable for shares of beneficial interest
  sold............................................      24,154
Prepaid expenses..................................         499
                                                    ----------
  Total Assets....................................  31,378,339
                                                    ----------

LIABILITIES:
Investment advisory fee payable...................      21,271
Payable for shares of beneficial interest
  redeemed........................................       4,753
Payable for investments purchased.................       4,180
Accrued expenses..................................      59,252
                                                    ----------
  Total Liabilities...............................      89,456
                                                    ----------
    Net Assets....................................  $31,288,883
                                                    ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $   23,908
Paid-in-capital in excess of par..................  33,223,570
Undistributed net investment income...............     117,550
Accumulated net realized loss on investments......  (2,166,571)
Net unrealized appreciation of investments and
  foreign currency transactions...................      90,426
                                                    ----------
    Net Assets....................................  $31,288,883
                                                    ==========
Shares outstanding................................   2,390,825
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................      $13.09
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of
  $45,444)........................................  $  599,489
Interest..........................................      36,391
                                                    ----------
    Total investment income.......................     635,880
                                                    ----------
EXPENSES:
Investment advisory fees..........................     284,301
Custodian fees....................................      81,831
Reports to shareholders...........................      20,578
Audit and tax service fees........................      18,055
Trustees' fees and expenses.......................      10,498
Transfer agent fees...............................       5,677
Insurance expense.................................       2,132
Legal fees........................................       1,646
Miscellaneous.....................................         613
                                                    ----------
    Total expenses................................     425,331
    Less: expense offset..........................        (325)
                                                    ----------
    Net expenses..................................     425,006
                                                    ----------
    Net investment income.........................     210,874
                                                    ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments..................  (1,784,965)
Net realized loss on foreign currency
  transactions....................................     (76,099)
Net change in unrealized appreciation/depreciation
  of investments and other assets and liabilities
  denominated in foreign currency.................  (3,897,115)
                                                    ----------
    Net realized and unrealized loss on
      investments and foreign currency
      transactions................................  (5,758,179)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(5,547,305)
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED DECEMBER 31,
                                          ------------------------
                                             2001         2000
                                          -----------  -----------
INVESTMENT OPERATIONS:
Net investment income...................  $   210,874  $   447,923
Net realized gain (loss) on investments
  and foreign currency transactions.....   (1,861,064)   2,755,817
Net change in unrealized
  appreciation/depreciation of
  investments and other assets and
  liabilities denominated in foreign
  currency..............................   (3,897,115)  (1,382,676)
                                          -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations........................   (5,547,305)   1,821,064
                                          -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................           --     (355,023)
Net realized gains......................     (421,348)  (4,430,630)
                                          -----------  -----------
    Total dividends and distributions to
      shareholders......................     (421,348)  (4,785,653)
                                          -----------  -----------
SHARE TRANSACTIONS:
Net proceeds from the sales of shares...   21,632,531   22,744,247
Reinvestment of dividends and
  distributions.........................      421,348    4,785,653
Cost of shares redeemed.................  (26,095,350) (26,677,863)
                                          -----------  -----------
    Net increase (decrease) in net
      assets from share transactions....   (4,041,471)     852,037
                                          -----------  -----------
      Total decrease in net assets......  (10,010,124)  (2,112,552)

NET ASSETS:
Beginning of year.......................   41,299,007   43,411,559
                                          -----------  -----------
End of year (includes undistributed net
  investment income of $117,550 at
  December 31, 2001)....................  $31,288,883  $41,299,007
                                          ===========  ===========
SHARES ISSUED AND REDEEMED:
Issued..................................    1,568,400    1,453,021
Issued in reinvestment of dividends and
  distributions.........................       29,362      319,767
Redeemed................................   (1,895,524)  (1,705,155)
                                          -----------  -----------
  Net increase (decrease)...............     (297,762)      67,633
                                          ===========  ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                     YEAR ENDED DECEMBER 31,
                           -------------------------------------------
                            2001     2000     1999     1998     1997
                           -------  -------  -------  -------  -------
Net asset value,
  beginning of year......   $15.36   $16.56   $15.43   $14.32   $13.23
                           -------  -------  -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income....     0.08     0.18     0.31     0.12     0.06
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    (2.19)    0.50     3.78     1.78     1.79
                           -------  -------  -------  -------  -------
      Total income (loss)
        from investment
        operations.......    (2.11)    0.68     4.09     1.90     1.85
                           -------  -------  -------  -------  -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment
  income.................       --    (0.14))   (0.26)   (0.18)   (0.04)
In excess of net
  investment income......       --       --       --       --    (0.03)
From net realized
  gains..................    (0.16)   (1.74)   (2.70)   (0.61)   (0.69)
                           -------  -------  -------  -------  -------
      Total dividends and
        distributions to
        shareholders.....    (0.16)   (1.88)   (2.96)   (0.79)   (0.76)
                           -------  -------  -------  -------  -------
Net asset value, end of
  year...................   $13.09   $15.36   $16.56   $15.43   $14.32
                           =======  =======  =======  =======  =======

TOTAL RETURN (1).........    (13.8)%     4.7%    26.5%    13.3%    14.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $31,289  $41,299  $43,412  $34,777  $25,874
Ratio of expenses to
  average net assets
  (2)....................     1.20%    1.14%    1.10%    1.13%    1.19%(3)
Ratio of net investment
  income to average net
  assets.................     0.59%    1.07%    0.48%    0.79%    0.45%(3)
Portfolio Turnover.......       77%     110%      83%      55%      53%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).
(3) During the fiscal year ended December 31, 1997, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

The tax character of dividends and distributions paid during the year ended December 31, 2001 was:

Ordinary income                                                $280,760
Long-term capital gain                                         $140,588

At December 31, 2001, tax basis distributable earnings of $140,120 was composed entirely of ordinary income.

Net investment income and net realized losses differ for financial statements and tax purposes primarily due to differing treatments of wash sales, capital and foreign currency losses realized subsequent to October 31, 2001 on the sale of securities and foreign currency and Trustees' retirement plan expenses.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital and foreign currency losses of $755,730 and $13,100, respectively, arising after October 31, 2001. Such losses are treated as arising on January 1, 2002.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
At December 31, 2001, the Portfolio had a capital loss carryforward of $1,207,217, all of which will expire in 2009, available as a reduction, to the extent provided in the regulations, to offset any future net capital gains realized.

For federal income tax purposes, the cost of securities owned at December 31, 2001 was $31,091,005. Accordingly, net unrealized depreciation of investments of $115,961 was composed of gross appreciation of $2,429,510 for those investments having an excess of value over cost and gross depreciation of $2,545,471 for those investments having an excess of cost over value.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2001, the Portfolio's payable in connection with the Plan was $9,470, of which $3,705 was accrued during the year ended December 31, 2001.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $26,656,019 and $30,408,145, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.054 per share during the fiscal year ended December 31, 2001, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company; formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc., since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000. Director of Navy League of the New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of Four Naval Reserve Units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
Joseph M. LaMotta                                   Chairman Emeritus
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President & Treasurer
Steven Calabria                                     Vice President
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
Vikki Y. Hanges                                     Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
Jeffrey D. Parker                                   Vice President and Portfolio Manager
Michael B. Zuckerman                                Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

In a difficult stock market environment, the Managed Portfolio (the "Porfolio) controlled its losses and outperformed its benchmark. The Portfolio's return of -4.91% in 2001 compared with a return of -11.91% for the Standard & Poor's 500 Index (the "S&P 500"). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The Portfolio invests in stocks, bonds and cash equivalents, seeking to control risk and generate superior long-term results. At December 31, 2001, investments were allocated 64.3% to common stock, 20.7% to fixed income securities and 15.0% to short-term investments, reflecting a relatively defensive investment position because of our concerns about the economy. This position served the Portfolio well during the year by minimizing losses in a declining stock market.

The Portfolio has also done well over most longer periods. For the three years ended December 31, 2001, the Portfolio provided an average annual total return of 3.09%, compared with an average annual total return of -1.05% for the S&P
500. For the five years ended December 31, 2001, the Portfolio's average annual total return of 7.49% compared with 10.67% for the S&P 500. For the 10 years ended December 31, 2001, the Portfolio generated an average annual total return of 13.16%* versus the 12.91% annual return of the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through December 31, 2001 was 15.24%*, exceeding the 14.01% annual return of the S&P
500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE MANAGED PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $682,601,380 IN THE OLD TRUST AND $51,345,102 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE MANAGED PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE MANAGED PORTFOLIO OF THE OLD TRUST.

The Portfolio invests in undervalued businesses that in our opinion are well managed, have strong competitive positions and generate high cash flow. 2001 performance reflected the favorable performance of the Portfolio's technology, financial and energy stocks relative to the benchmark, partially offset by the lagging returns of our consumer cyclical and consumer staple holdings.

The success of the Portfolio's technology investments was especially striking. Early in the year as prices fell, tech investments were limited. The Portfolio's holdings were then increased in September and October, purchasing stocks such as Cisco and EMC at or near their lows. Tech stocks proceeded to rise in October and November, after which our holdings were reduced at a profit. In buying low and selling high, the Portfolio's tech investments returned +19% for the year, compared with -23% for the tech sector of the S&P 500 Index.

Among individual stocks, the top five contributors to performance were: ITT Industries (diversified manufacturer), Computer Associates (software), Dell Computer (computers), ChevronTexaco (oil and gas) and M&T Bank (banking). The five stocks that detracted most to performance were: Boeing (aircraft and aerospace), Wells Fargo (banking), McDonald's (fast food), Halliburton (oilfield services and construction) and Kroger (supermarkets).

Approximately one-quarter of the Portfolio's equity investments are invested in financial stocks. Although our financial investments returned -3% for the year, they performed well in comparison to the -9% return of the financial sector of the S&P 500. Freddie Mac (mortgage securitization), the Porfolio's largest holding, returned -3%, in line with the overall returns of the Portfolio's financial stocks. Freddie Mac is poised for another year of double-digit earnings growth in 2002, and we believe this growth will drive the performance of its stock.

In the second half of the year, the Portfolio established a new position in NiSource, a gas and electric utility serving a high-growth energy corridor from the Gulf of Mexico to the Midwest to New England. General Motors Corp. (satellite TV) and Bristol-Myers Squibb (pharmaceuticals) were also purchased.

In December, the Portfolio's energy holdings were increased by purchasing Kerr-McGee (oil and gas) and El Paso Corp. (natural gas). Kerr-McGee's share price fell in late 2001 to attractive levels, reflecting the general weakness of the energy sector due to OPEC's difficulties in curbing oil production. We believe the energy price outlook is strengthening through a combination of OPEC's renewed efforts to rein in production and the likelihood of increased energy demand as global economies recover. El Paso should benefit from similar trends. In addition, its stock is down in the wake of Enron's collapse. We believe El Paso has been much more risk-averse in its business practices than was Enron and will end up benefiting from the market opportunities created by the Enron bankruptcy.

The Portfolio's five largest equity positions at December 31, 2001 were Freddie Mac, which originates and securitizes home mortgages, representing 8.6% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 5.3% of net assets; McDonald's, the global fast-food company, 4.3% of net assets; WorldCom, a leading provider of telecommunications services, 3.7% of net assets; and M&T Bank, a well-managed bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 3.3% of net assets.

Major equity industry positions included financial services, representing 17.5% of the Portfolio's net assets; banking, 9.1% of net assets; telecommunications, 8.7% of net assets; oil and gas, 7.4% of net assets; and food services, 4.3% of net assets.

We remain cautious in our outlook for the stock market. Although we believe the economy will recover in 2002, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. Our sizable holdings of fixed income securities and short-term investments are a buffer against stock market volatility and provide a resource to purchase stocks we like when they become available at attractive prices.

                   OCC ACCUMULATION TRUST--MANAGED PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       (4.91)%
5 Year                         7.49%
10 Year*                      13.16%
Since August 1, 1988*         15.24%

          MANAGED PORTFOLIO  S&P 500 INDEX+
12/31/91       $10,000          $10,000
1/31/92             $10,280          $9,814
2/29/92             $10,660          $9,942
3/31/92             $10,532          $9,749
4/30/92             $10,701         $10,035
5/31/92             $10,701         $10,085
6/30/92             $10,562          $9,934
7/31/92             $10,953         $10,341
8/31/92             $10,766         $10,129
9/30/92             $11,165         $10,238
10/31/92            $11,165         $10,283
11/30/92            $11,589         $10,634
12/31/92            $11,856         $10,764
1/31/93             $11,950         $10,854
2/28/93             $11,903         $11,001
3/31/93             $12,272         $11,234
4/30/93             $12,112         $10,962
5/31/93             $12,391         $11,255
6/30/93             $12,638         $11,288
7/31/93             $12,613         $11,243
8/31/93             $13,105         $11,669
9/30/93             $13,079         $11,579
10/31/93            $13,079         $11,819
11/30/93            $12,883         $11,707
12/31/93            $13,089         $11,848
1/31/94             $13,573         $12,251
2/28/94             $13,397         $11,919
3/31/94             $12,968         $11,399
4/30/94             $13,435         $11,545
5/31/94             $13,636         $11,735
6/30/94             $13,323         $11,447
7/31/94             $13,523         $11,823
8/31/94             $14,158         $12,307
9/30/94             $13,677         $12,006
10/31/94            $13,937         $12,276
11/30/94            $13,393         $11,829
12/31/94            $13,433         $12,004
1/31/95             $13,903         $12,315
2/28/95             $14,752         $12,795
3/31/95             $15,179         $13,173
4/30/95             $15,787         $13,560
5/31/95             $16,860         $14,103
6/30/95             $17,416         $14,430
7/31/95             $18,148         $14,909
8/31/95             $18,257         $14,946
9/30/95             $18,695         $15,577
10/31/95            $18,564         $15,521
11/30/95            $19,214         $16,202
12/31/95            $19,540         $16,515
1/31/96             $20,303         $17,076
2/29/96             $20,485         $17,235
3/31/96             $20,936         $17,401
4/30/96             $21,103         $17,656
5/31/96             $21,378         $18,112
6/30/96             $21,292         $18,181
7/31/96             $20,590         $17,377
8/31/96             $21,331         $17,744
9/30/96             $22,355         $18,743
10/31/96            $23,025         $19,260
11/30/96            $24,084         $20,716
12/31/96            $24,036         $20,306
1/31/97             $25,262         $21,575
2/28/97             $25,010         $21,743
3/31/97             $24,309         $20,850
4/30/97             $25,233         $22,094
5/31/97             $26,293         $23,440
6/30/97             $27,397         $24,490
7/31/97             $29,205         $26,439
8/31/97             $28,388         $24,959
9/30/97             $29,268         $26,327
10/31/97            $28,712         $25,447
11/30/97            $29,343         $26,626
12/31/97            $29,373         $27,083
1/31/98             $29,693         $27,384
2/28/98             $31,139         $29,358
3/31/98             $32,138         $30,862
4/30/98             $32,604         $31,173
5/31/98             $32,210         $30,637
6/30/98             $32,619         $31,881
7/31/98             $31,454         $31,543
8/31/98             $26,975         $26,982
9/30/98             $28,257         $28,712
10/31/98            $30,291         $31,046
11/30/98            $31,527         $32,927
12/31/98            $31,461         $34,824
1/31/99             $30,885         $36,279
2/28/99             $30,715         $35,151
3/31/99             $31,372         $36,557
4/30/99             $34,014         $37,972
5/31/99             $32,817         $37,076
6/30/99             $33,726         $39,133
7/31/99             $32,667         $37,912
8/31/99             $31,719         $37,723
9/30/99             $31,742         $36,689
10/31/99            $33,573         $39,012
11/30/99            $33,278         $39,804
12/31/99            $33,028         $42,148
1/31/00             $32,384         $40,032
2/29/00             $29,952         $39,276
3/31/00             $32,426         $43,117
4/30/00             $32,637         $41,819
5/31/00             $33,208         $40,962
6/30/00             $32,042         $41,973
7/31/00             $31,690         $41,319
8/31/00             $32,973         $43,885
9/30/00             $33,435         $41,567
10/31/00            $34,642         $41,393
11/30/00            $34,559         $38,131
12/31/00            $36,245         $38,318
1/31/01             $36,271         $39,678
2/28/01             $36,013         $36,060
3/31/01             $35,548         $33,773
4/30/01             $36,622         $36,398
5/31/01             $37,446         $36,641
6/30/01             $36,349         $35,751
7/31/01             $36,632         $35,401
8/31/01             $35,354         $33,185
9/30/01             $33,904         $30,507
10/31/01            $33,552         $31,089
11/30/01            $34,488         $33,474
12/31/01            $34,471         $33,765

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001


 SHARES                                                                   VALUE
 ------                                                                ------------
           LONG-TERM INVESTMENTS--92.8%
           COMMON STOCK--70.2%
           AEROSPACE/DEFENSE--1.6%
  241,800  Boeing Co. ...............................................  $  9,377,004
                                                                       ------------
           BANKING--9.1%
  258,300  M&T Bank Corp. ...........................................    18,817,155
   50,000  PNC Financial Services Group, Inc. .......................     2,810,000
  700,000  Wells Fargo & Co. ........................................    30,415,000
                                                                       ------------
                                                                         52,042,155
                                                                       ------------
           COMPUTER--0.8%
  171,200  Dell Computer Corp. (a) ..................................     4,653,216
                                                                       ------------
           COMPUTER SOFTWARE--0.5%
   45,000  Microsoft Corp. (a) ......................................     2,981,250
                                                                       ------------
           DRUGS & MEDICAL PRODUCTS--2.8%
  203,900  American Home Products Corp. .............................    12,511,304
   26,900  Bristol-Myers Squibb Co. .................................     1,371,900
   63,500  Schering-Plough Corp. ....................................     2,273,935
                                                                       ------------
                                                                         16,157,139
                                                                       ------------
           ELECTRONICS--1.9%
  349,543  Agere Systems, Inc. (a) ..................................     1,988,899
  132,800  Analog Devices, Inc. (a) .................................     5,894,992
  100,000  Texas Instruments, Inc. ..................................     2,800,000
                                                                       ------------
                                                                         10,683,891
                                                                       ------------
           ENERGY--2.4%
  261,000  Exelon Corp. .............................................    12,496,680
   50,400  NiSource, Inc. ...........................................     1,162,224
                                                                       ------------
                                                                         13,658,904
                                                                       ------------
           FINANCIAL SERVICES--17.5%
  346,666  Citigroup, Inc. ..........................................    17,499,700
   99,800  Fannie Mae ...............................................     7,934,100
  755,000  Freddie Mac ..............................................    49,377,000
  245,300  Household International, Inc. ............................    14,212,682
  111,500  John Hancock Financial Services, Inc. ....................     4,604,950
  174,100  JP Morgan Chase & Co. ....................................     6,328,535
                                                                       ------------
                                                                         99,956,967
                                                                       ------------
           FOOD SERVICES--4.3%
  926,600  McDonald's Corp. .........................................    24,527,102
                                                                       ------------

 SHARES                                                                   VALUE
 ------                                                                ------------
           MANUFACTURING--3.5%
  250,000  Alcoa, Inc. ..............................................  $  8,887,500
  214,700  ITT Industries, Inc. .....................................    10,842,350
                                                                       ------------
                                                                         19,729,850
                                                                       ------------
           METALS & MINING--2.9%
  457,200  Alcan, Inc. ..............................................    16,427,196
                                                                       ------------
           MULTIMEDIA--0.7%
   83,100  Clear Channel Communications, Inc. (a) ...................     4,230,621
                                                                       ------------
           NETWORKING--1.9%
  217,700  Cisco Systems, Inc. (a) ..................................     3,942,547
  279,529  EMC Corp. (a) ............................................     3,756,870
  261,100  Sun Microsystems, Inc. (a) ...............................     3,211,530
                                                                       ------------
                                                                         10,910,947
                                                                       ------------
           OIL & GAS--7.4%
  191,653  ChevronTexaco Corp. ......................................    17,174,025
  208,500  El Paso Corp. ............................................     9,301,185
   37,900  Kerr-McGee Corp. .........................................     2,076,920
  210,480  Phillips Petroleum Co. ...................................    12,683,525
   38,400  Transocean Sedco Forex, Inc. .............................     1,298,688
                                                                       ------------
                                                                         42,534,343
                                                                       ------------
           REAL ESTATE--0.0%
        1  Security Capital Group Inc., (Class A) (a) ...............           740
                                                                       ------------
           RETAIL-- 4.2%
  251,600  CVS Corp. ................................................     7,447,360
  153,100  Dollar General Corp. .....................................     2,281,190
  681,400  Kroger Co. (a) ...........................................    14,220,818
                                                                       ------------
                                                                         23,949,368
                                                                       ------------
           TELECOMMUNICATIONS--8.7%
  421,900  General Motors Corp. Class H (a) .........................     6,518,355
  396,500  SBC Communications, Inc. .................................    15,530,905
  312,200  Sprint Corp. (FON Group) .................................     6,268,976
   42,640  WorldCom, Inc.--MCI Group ................................       541,528
1,478,000  WorldCom, Inc.--WorldCom Group (a) .......................    20,810,240
                                                                       ------------
                                                                         49,670,004
                                                                       ------------
             Total Common Stock
               (cost-$350,614,801) ..................................   401,490,697
                                                                       ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------
           CORPORATE BONDS & NOTES--2.4%
           AIRLINES--0.4%
   $2,890  United Airlines,
             8.03%, 7/01/11 .........................................  $  2,447,935
                                                                       ------------
           AUTOMOTIVE--0.5%
    1,300  Daimler Chrysler NA Holdings,
             2.38%, 2/21/02 (b)(c) ..................................     1,274,354
    1,700  Ford Motor Co.,
             7.45%, 7/16/31 (b) .....................................     1,559,801
                                                                       ------------
                                                                          2,834,155
                                                                       ------------
           FINANCING--1.2%
      600  Finova Capital Corp.,
             7.50%, 11/15/09 (b) ....................................       252,000
    1,700  General Motors Acceptance Corp., 2.20%-2.752%,
             2/19/02-3/22/02 (b)(c) .................................     1,671,569
    2,000  General Motors Acceptance Corp., 6.75%-8.00%,
             3/15/03-11/1/31 (b) ....................................     2,056,245
    1,000  HSBC Capital Funding Corp.,
             9.55%, 6/30/10 (b)(c)(d) ...............................     1,154,950
      850  Pemex Finance Ltd.,
             5.72%, 11/15/03 (b) ....................................       870,341
      800  Tyco Capital Corp.,
             2.93%, 1/7/02 (b)(c) ...................................       799,440
                                                                       ------------
                                                                          6,804,545
                                                                       ------------
           TELECOMMUNICATIONS--0.3%
    1,300  British Telecom plc,
             3.17%, 3/15/02 (b)(c) ..................................     1,313,569
      400  France Telecom,
             8.50%, 3/1/02 (b)(c)(d) ................................       455,776
                                                                       ------------
                                                                          1,769,345
                                                                       ------------
             Total Corporate Bonds & Notes
               (cost-$14,616,851) ...................................    13,855,980
                                                                       ------------
           MORTGAGE-RELATED SECURITIES--1.1%
      617  Aurora Loan Services,
             2.63%, 1/25/02 (c) .....................................       619,109
      800  Bank of America Mortgage Securities,
             7.00%, 3/25/31 (b) .....................................       831,000
    1,017  Bear Stearns ARM Trust,
             7.48%, 12/25/30 (b) ....................................     1,031,159
    1,202  Countrywide Alternative Loan Trust,
             8.00%, 7/25/30 (b) .....................................     1,227,547
PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------
$      76  Countrywide Home Loans,
             7.75%, 4/25/30-1/25/31 (b) .............................  $     77,430
    2,600  Washington Mutual Corp.
             6.40%, 10/25/39 (b) ....................................     2,650,599
                                                                       ------------
             Total Mortgage-Related Securities
               (cost-$6,340,244) ....................................     6,436,844
                                                                       ------------
           SOVEREIGN DEBT OBLIGATIONS--0.4%
      100  Republic of Panama,
             8.50%, 4/22/08 (b) .....................................        99,000
    1,900  United Mexican States,
             8.375%, 1/14/11 ........................................     1,969,386
                                                                       ------------
             Total Sovereign Debt Obligations
               (cost-$2,055,200) ....................................     2,068,386
                                                                       ------------
           U.S. GOVERNMENT AGENCY
             SECURITIES--13.9%
    1,122  Freddie Mac, 2.345%, 1/15/02 (b)(c) ......................     1,124,527
    1,769  Freddie Mac, 6.875%-7.80%, 9/15/10-7/1/30 (b) ............     1,905,443
   17,000  Freddie Mac, 7.375%, 5/15/03 (e) .........................    18,070,490
   10,554  Fannie Mae, 5.23%-6.69%, 9/1/05-9/1/40 (b) ...............    10,836,255
      861  Government National Mortgage Association, 2.43%,
             1/20/02 (b)(c) .........................................       863,852
   18,259  Government National Mortgage Association, 5.50%-7.50%,
             2/15/29-7/15/31 (b) ....................................    18,579,354
   28,000  Government National Mortgage Association, 6.00-7.00%,
             1/24/32 (e) ............................................    28,020,355
      195  Small Business Investment Companies, 7.45%, 8/1/10 (b) ..        209,205
                                                                       ------------
             Total U.S. Government Agency Securities
               (cost-$78,065,498) ...................................    79,609,481
                                                                       ------------
           U.S. TREASURY NOTES & BONDS--4.8%
   25,112  3.625%-8.75%, 5/15/05-4/15/29 (b)
             (cost-$27,476,829) .....................................    27,470,372
                                                                       ------------
             Total Long-Term Investments
               (cost-$479,169,423) ..................................   530,931,760
                                                                       ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------
           SHORT-TERM INVESTMENTS--16.3%
           CORPORATE NOTES--1.2%
           AUTOMOTIVE--0.2%
$     965  Ford Capital,
             9.875%, 5/15/02 (b) ....................................  $    981,212
                                                                       ------------
           MULTI-MEDIA--0.5%
    2,550  Westinghouse Electric Corp., 8.375%, 6/15/02 .............     2,617,167
                                                                       ------------
           UTILITIES--0.5%
    1,000  Southern California Edison Co., 4.43%, 5/1/02 (b) ........       960,000
    2,000  Toledo Edison Co.,
             8.70%, 9/1/02 ..........................................     2,068,500
                                                                       ------------
                                                                          3,028,500
                                                                       ------------
             Total Corporate Notes
               (cost-$6,591,209) ....................................     6,626,879
                                                                       ------------
           COMMERCIAL PAPER--7.6%
           BANKING--0.3%
      700  Abbey National NA Corp.,
             2.02%, 3/20/02 (b) .....................................       696,936
      300  Lloyds Bank Halifax plc,
             1.80%, 3/21/02 (b) .....................................       298,815
      700  Swedbank
             Foreningssparbanken AB, 2.05%, 3/28/02 .................       696,572
                                                                       ------------
                                                                          1,692,323
                                                                       ------------
           FINANCING--4.7%
   12,349  American Express Credit Corp.,
             1.78%, 1/10/02 .........................................    12,343,505
    2,400  General Electric Capital Corp., 1.80%-1.96%,
             3/27/02 (b) ............................................     2,389,465
    8,500  Household Finance Corp.,
             1.87%, 1/4/02 ..........................................     8,498,675
    3,700  UBS Finance, Inc.,
             2.02%-2.07%, 3/26/02-3/28/02 ...........................     3,682,130
                                                                       ------------
                                                                         26,913,775
                                                                       ------------
           FINANCIAL SERVICES--2.6%
   15,000  Morgan Stanley Dean Witter & Co.,
             1.86%, 1/14/02 .........................................    14,989,925
                                                                       ------------
             Total Commercial Paper
               (cost-$43,596,023) ...................................    43,596,023
                                                                       ------------
PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------
           U.S. GOVERNMENT AGENCY
             DISCOUNT NOTES--7.4%
$  28,924  Fannie Mae
             1.66%-1.81%, 1/14/02-1/22/02 ...........................  $ 28,902,770
   13,673  Federal Home Loan Bank,
             1.47%, 1/2/02 ..........................................    13,672,442
                                                                       ------------
             Total U.S. Government Agency Discounts Notes
               (cost-$42,575,212) ...................................    42,575,212
                                                                       ------------
           REPURCHASE AGREEMENT--0.1%
  546,000  Repurchase Agreement with State Street Bank & Trust Co.
           dated 12/31/01, 1.55% due 1/2/02, proceeds: $546,047;
           collateralized by Freddie Mac, 4.00%, 2/20/03, valued at
           $559,606 (cost-$546,000) .................................       546,000
                                                                       ------------
             Total Short-Term Investments
               (cost-$93,308,444) ...................................    93,344,114
                                                                       ------------

                    Total Investments
                      (cost-$572,477,867) ................  109.1%   624,275,874
                    Liabilities in excess of other
                      assets .............................   (9.1)   (51,955,178)
                                                            -----   ------------
                    Net Assets ...........................  100.0%  $572,320,696
                                                            =====   ============

--------------------------

(a)  Non-income producing security
(b) All or partial amount segregated as collateral for when-issued or delayed-delivery securities.
(c) Variable Rate Demand Notes. Instruments whose interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated based rate (such as the US$/LIBOR rate). Maturity date shown is date of next rate change and the rate disclosed reflects the rate in effect on December 31, 2001.
(d) Security exempt from registration under 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically to qualified institutional investors. At December 31, 2001, these securities aggregrated $1,610,726 or 0.28% of net assets.
(e) When-Issued or delayed-delivery security. To be delivered/settled after December 31, 2001.
ARM -- Adjustable Rate Mortgage

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$572,477,867).........  $624,275,874
Cash..............................................        1,025
Receivable for investments sold...................    3,347,792
Dividends and interest receivable.................    1,192,603
Receivable for shares of beneficial interest
  sold............................................       77,445
Prepaid expenses..................................        6,335
                                                    -----------
  Total Assets....................................  628,901,074
                                                    -----------

LIABILITIES:
Payable for investments purchased.................   55,602,525
Investment advisory fee payable...................      382,731
Payable for shares of beneficial interest
  redeemed........................................      195,250
Accrued expenses..................................      399,872
                                                    -----------
  Total Liabilities...............................   56,580,378
                                                    -----------
    Net Assets....................................  $572,320,696
                                                    ===========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $   142,544
Paid-in-capital in excess of par..................  517,681,779
Undistributed net investment income...............    9,187,827
Accumulated net realized loss on investments......   (6,486,130)
Net unrealized appreciation of investments and
  other assets and liabilities
  denominated in foreign currency.................   51,794,676
                                                    -----------
    Net Assets....................................  $572,320,696
                                                    ===========
Shares outstanding................................   14,254,417
                                                    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................       $40.15
                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Interest........................................  $ 7,821,000
  Dividends (net of foreign withholding taxes of
    $24,779)......................................    7,089,337
                                                    -----------
    Total investment income.......................   14,910,337
                                                    -----------
EXPENSES:
  Investment advisory fees........................    4,957,656
  Trustees' fees and expenses.....................      161,486
  Reports to shareholders.........................      142,025
  Custodian fees..................................      112,104
  Legal fees......................................       75,820
  Audit and tax service fees......................       62,970
  Transfer agent fees.............................       51,660
  Insurance expense...............................       13,687
  Miscellaneous...................................          871
                                                    -----------
    Total expenses................................    5,578,279
    Less: expense offset..........................       (1,664)
                                                    -----------
      Net expenses................................    5,576,615
                                                    -----------
      Net investment income.......................    9,333,722
                                                    -----------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Investments.....................................   (2,278,751)
  Foreign currency transactions...................      (13,964)
Net change in unrealized appreciation/depreciation
  of investments and other assets and liabilities
  denominated in foreign currency.................  (37,838,193)
                                                    -----------
    Net realized and unrealized loss on
      investments
      and foreign currency transactions...........  (40,130,908)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(30,797,186)
                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED DECEMBER 31,
                                          ----------------------------
                                              2001           2000
                                          -------------  -------------
INVESTMENT OPERATIONS:
Net investment income...................  $   9,333,722  $  15,219,027
Net realized loss on investments and
  foreign currency transactions.........     (2,292,715)    (3,476,088)
Net change in unrealized
  appreciation/depreciation of
  investments and other assets and
  liabilities denominated in foreign
  currency..............................    (37,838,193)    46,854,866
                                          -------------  -------------
  Net increase (decrease) in net assets
    resulting from
    investment operations...............    (30,797,186)    58,597,805
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................    (15,253,760)   (10,093,638)
Net realized gains......................             --    (56,361,979)
                                          -------------  -------------
  Total dividends and distributions to
    shareholders........................    (15,253,760)   (66,455,617)
                                          -------------  -------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....     39,593,143     59,032,933
Reinvestment of dividends and
  distributions.........................     15,253,760     66,455,617
Cost of shares redeemed.................   (129,943,997)  (228,629,258)
                                          -------------  -------------
  Net decrease in net assets from share
    transactions........................    (75,097,094)  (103,140,708)
                                          -------------  -------------
    Total decrease in net assets........   (121,148,040)  (110,998,520)

NET ASSETS:
Beginning of year.......................    693,468,736    804,467,256
                                          -------------  -------------
End of year (including undistributed net
  investment income of $9,187,827 and
  $15,114,670, respectively)............   $572,320,696   $693,468,736
                                          =============  =============
SHARES ISSUED AND REDEEMED:
Issued..................................        946,770      1,470,202
Issued in reinvestment of dividends and
  distributions.........................        365,097      1,877,277
Redeemed................................     (3,110,493)    (5,723,771)
                                          -------------  -------------
  Net decrease..........................     (1,798,626)    (2,376,292)
                                          =============  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $43.20    $43.65    $43.74    $42.38    $36.21
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.68      0.99      0.56      0.60      0.34
Net realized and
  unrealized gain (loss)
  on investments.........     (2.76)     2.41      1.47      2.40      7.45
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (2.08)     3.40      2.03      3.00      7.79
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.97)    (0.58)    (0.65)    (0.33)    (0.40)
Net realized gains.......        --     (3.27)    (1.47)    (1.31)    (1.22)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (0.97)    (3.85)    (2.12)    (1.64)    (1.62)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $40.15    $43.20    $43.65    $43.74    $42.38
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........      (4.9)%      9.7%      5.0%      7.1%     22.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $572,321  $693,469  $804,467  $777,087  $466,791
Ratio of expenses to
  average net assets
  (2)....................      0.88%     0.86%     0.83%     0.82%     0.87%
Ratio of net investment
  income to average
  net assets.............      1.47%     2.20%     1.27%     1.74%     1.42%
Portfolio Turnover.......       162%      168%       50%       37%       32%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

For the fiscal year December 31, 2001 all dividends paid to shareholders were from ordinary income.

At December 31, 2001, tax basis distributable earnings of $9,908,054 was composed entirely of ordinary income.

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, capital and foreign currency losses realized subsequent to October 31, 2001 on the sale of securities and Trustees' retirement plan expenses.

At December 31, 2001 the Portfolio had a capital loss carryforward of $357,021, all of which expires in 2008, available as a reduction to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended December 31, 2001, the Portfolio utilized $2,641,444 of capital loss carryforwards.

For federal income tax purposes the cost of securities owned at December 31, 2001 was $573,106,873. Accordingly, net unrealized appreciation of investments of $51,169,001 was composed of gross appreciation of $74,706,819 for those investments having an excess of value over cost and gross depreciation of $23,537,818 for those investments having an excess of cost over value.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital and foreign currency losses of $5,500,107 and $528,697, respectively, arising after October 31, 2001. Such losses are treated for tax purposes as arising on January 1, 2002.

  (E) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2001, the Portfolio's payable in connection with the Plan was $191,530, of which $61,506 was accrued during the year ended December 31, 2001.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a Sub-Advisory agreement between the Investment Adviser and Pacific Investment Management Co. LLC (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.25% of the Portfolio's average net assets managed for providing investment advisory services for a portion of the Portfolio's investments. The Sub-Adviser commenced providing these services on March 9, 2000. For the year ended December 31, 2001, the Investment Adviser paid the Sub-Adviser $212,122, of which $18,872 was payable at December 31, 2001.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term and government securities, aggregated $991,656,714 and $1,031,573,226, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

A total of 73% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Managed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested Person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.
--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company;
Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.
--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT'), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001, Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc., since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000; Director of Navy League of the U.S. New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve Units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
Joseph M. LaMotta                                   Chairman Emeritus
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcom Bishopp                                      Executive Vice President
Brian S. Shlissel                                   Executive Vice President & Treasurer
Steven Calabria                                     Vice President
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
Vikki Y. Hanges                                     Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
Jeffrey D. Parker                                   Vice President and Portfolio Manager
Michael B. Zuckerman                                Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Co. LLC.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MID CAP PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

The Mid Cap Portfolio (the "Portfolio") did well in a challenging stock market environment, providing a total return of 6.56% in 2001 compared with a return of -2.66% for the Wilshire Midcap 750 Index (the "Wilshire 750"). The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization. The mid cap market declined during the first nine months of the year, then surged in the fourth quarter. In the fourth quarter, the Portfolio returned 21.36% compared with 20.50% for the Wilshire 750.

The Portfolio has exceeded its benchmark for longer periods. For the three years ended December 31, 2001, the Portfolio's average annual return of 17.71% compares with 8.96% for the Wilshire 750. From its inception on February 9, 1998 through December 31, 2001, the Portfolio provided an average annual total return of 12.93% versus 8.25% for Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

The Portfolio invests in mid-sized companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. Most of our companies have proactively managed the past year's economic downturn by aggressively cutting costs, consolidating plants, restructuring and/or changing incentives. In fact, we look for companies that have the ability to adjust and compete in all economic environments.

Many of our stocks contributed strongly to 2001 performance. Actuant (motion-control systems) was the top contributor, with investors bidding up the stock as the company executed successfully on its cash flow projections. Roper Industries was the second largest contributor to performance during the year. The company produces analytical instrumentation products, industrial controls and fluid handling equipment and recently announced its ninth consecutive year of record sales and earnings. Dean Foods (formerly Suiza Foods), the nation's leading dairy products processor, was another significant contributor. The Portfolio began investing in Suiza early in the year and we kept adding to our position because of the company's solid fundamentals, including its ability to increase revenues through market share gains in a consolidating industry. In December 2001, Suiza acquired Dean Foods, one of its major competitors, and adopted the Dean name because of its brand recognition. The combined company should benefit from cost efficiencies and from bringing the former Dean Foods' dairies up to the profitability of Suiza's dairies. Dean Foods is the Portfolio's second largest holding.

The Portfolio's largest holding, Lamar Advertising (billboard company), also contributed strongly to performance. Management continues to execute well in a difficult advertising environment and has moderated sales declines by adjusting compensation to promote increased penetration of existing and new accounts. The stock advanced sharply in the fourth quarter on prospects of an economic recovery.

The stock that detracted most during 2001 was APW, an electronic enclosure outsource manufacturer. Based on our diminished outlook for the company's prospects, we eliminated the position in the fourth quarter. Other detractors included: Insituform Technologies (trenchless sewer repair), which had an earnings miss, ACE Ltd (insurance), Anadarko Petroleum (oil and gas) and Countrywide Credit Industries (mortgage origination and servicing).

The Portfolio established several new positions in the second half of the year. Cinergy, an undervalued gas/ electric utility in the Midwest that derives the bulk of its revenues from regulated and quasi-regulated operations was purchased. Earnings have been hurt by a combination of unfavorable weather and the economic downturn, but should benefit as those conditions ameliorate. Cinergy has a dividend yield in excess of 5%, providing a solid return on top of the potential for appreciation. Another new purchase, Canadian National, is one of the best-managed, highest-return Class 1 railroads in North America.

Jack in the Box, a West Coast hamburger chain with a differentiated, fresher food product was also purchased. It is beginning to benefit from the amelioration of negative cost factors, such as food and utility expenses, that had hindered earnings. In the financial sector, we purchased UnumProvident, a leading group long-term disability and life insurer. The company was formed in 1999 through the merger of UNUM Corp. and Provident Cos. UNUM had underperformed and was effectively taken over by Provident. Under Provident's management, the company has taken many steps to improve results, including insulating or discontinuing money-losing or non-core operations and integrating the two sales forces. The Principal Financial Group, another new financial holding, has a strong, low-cost position in the small-company 401(k) market.

We sold bar-code printer Zebra Technologies based on concerns about medium-term demand trends for its products and changes in management. We sold Tektronix, a maker of test instrumentation for telecommunications video, on price appreciation. Other sales included Clear Channel Communications (radio broadcasting, outdoor advertising and live entertainment) and General Semiconductor.

At December 31, 2001, the Portfolio's investments were allocated 93.1% to common stock and 6.9% to short-term investments. The Portfolio's five largest holdings were: Lamar Advertising, a billboard company, representing 5.3% of the Portfolio's net assets; Dean Foods, which processes dairy products, 4.3% of net assets; Sybron Dental Specialties, which makes dental supplies, 4.1% of net assets; Cambrex, which provides life science and specialty chemicals, 3.5% of net assets; and Apogent Technologies, which makes laboratory and life science products, 3.5% of net assets.

The top five industry positions at the end of December were: manufacturing, representing 9.1% of the Portfolio's net assets; drugs and medical products, 8.8% of net assets; electronics, 8.4% of net assets; advertising, 7.6% of net assets; and insurance, 7.2% of net assets.

We believe the best investments to own are great companies with high and sustainable returns from their franchises, trading at discounts to their intrinsic value. We have stuck with our philosophy of buying quality companies inexpensively through all market cycles. We are confident that our approach will continue to deliver long-term performance in excess of our benchmark.

                   OCC ACCUMULATION TRUST--MID CAP PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE PORTFOLIO AND THE WILSHIRE MID CAP 750 UNIVERSE INDEX+
                         PERIOD ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                        6.6%
Since February 9, 1998*      12.9%

           MID CAP   WILSHIRE MIDCAP 750
          PORTFOLIO    UNIVERSE INDEX+
2/9/98*     $10,000              $10,000
2/28/98     $10,190              $10,407
3/31/98     $10,720              $10,884
4/30/98     $11,000              $10,969
5/31/98     $10,630              $10,479
6/30/98     $10,521              $10,562
7/31/98     $10,061               $9,889
8/31/98      $8,581               $8,036
9/30/98      $8,641               $8,552
10/31/98     $9,201               $9,110
11/30/98     $9,591               $9,521
12/31/98     $9,838              $10,164
1/31/99      $9,597              $10,053
2/28/99      $9,166               $9,474
3/31/99      $9,397               $9,665
4/30/99      $9,929              $10,549
5/31/99     $10,090              $10,736
6/30/99     $10,301              $11,254
7/31/99     $10,170              $11,053
8/31/99      $9,698              $10,708
9/30/99      $9,668              $10,511
10/31/99    $10,331              $10,942
11/30/99    $11,095              $11,495
12/31/99    $11,967              $12,870
1/31/00     $11,401              $12,453
2/29/00     $11,647              $14,111
3/31/00     $13,001              $14,507
4/30/00     $13,694              $13,680
5/31/00     $13,533              $13,016
6/30/00     $13,800              $13,855
7/31/00     $14,184              $13,514
8/31/00     $15,100              $14,733
9/30/00     $14,535              $14,101
10/31/00    $15,101              $13,653
11/30/00    $13,992              $12,397
12/31/00    $15,065              $13,514
1/31/01     $15,691              $13,883
2/28/01     $14,911              $12,869
3/31/01     $14,249              $12,003
4/30/01     $15,374              $13,195
5/31/01     $15,803              $13,580
6/30/01     $15,456              $13,595
7/31/01     $15,351              $13,168
8/31/01     $14,979              $12,578
9/30/01     $13,227              $10,931
10/31/01    $14,073              $11,565
11/30/01    $14,955              $12,454
12/31/01    $16,053              $13,130

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Wilshire MidCap 750 Universe Index is an unmanaged index that is not available for direct investment.
It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

       SHARES                                              VALUE
       ------                                           -----------
                         COMMON STOCK -- 94.6%
                         ADVERTISING -- 7.6%
         20,700          Lamar Advertising Co.* ....    $   876,438
          7,015          WPP Group plc ADR .........        378,108
                                                        -----------
                                                          1,254,546
                                                        -----------

                         BUSINESS SERVICES -- 1.1%
          6,400          Harte-Hanks, Inc. .........        180,288
                                                        -----------
                         CHEMICALS -- 3.5%
         13,300          Cambrex Corp. .............        579,880
                                                        -----------
                         COMMERCIAL SERVICES -- 1.2%
         11,900          Quintiles Transnational
                           Corp.* ..................        190,995
                                                        -----------

                         CONGLOMERATES -- 1.1%
          4,900          PerkinElmer Corp. .........        171,598
                                                        -----------

                         CONSUMER PRODUCTS -- 4.4%
          6,200          Avon Products, Inc. .......        288,300
         25,200          Mattel, Inc. ..............        433,440
                                                        -----------
                                                            721,740
                                                        -----------
                         DIVERSIFIED MANUFACTURING -- 1.7%
          3,800          Eaton Corp. ...............        282,758
                                                        -----------
                         DRUGS & MEDICAL PRODUCTS -- 8.8%
         22,100          Apogent
                           Technologies, Inc.* .....        570,180
         31,133          Sybron Dental
                           Specialties, Inc.*. .....        671,857
          2,600          Teva Pharmaceutical
                           Industries Ltd. ADR .....        160,238
          2,615          Viasys
                           Healthcare, Inc.* .......         52,849
                                                        -----------
                                                          1,455,124
                                                        -----------
                         ELECTRONICS -- 8.4%
         15,600          Arrow
                           Electronics, Inc.* ......        466,440
          6,400          Jabil Circuit, Inc.* ......        145,408
          7,300          Parker-Hannifin Corp. .....        335,143
          5,800          Veeco
                           Instruments, Inc.* ......        209,090
         11,597          Vishay
                          Intertechnology, Inc.* ..         226,142
                                                        -----------
                                                          1,382,223
                                                        -----------
                         ENERGY -- 3.2%
          9,350          Anadarko Petroleum
                           Corp.   .................        531,548
                                                        -----------
    SHARES                                              VALUE
    ------                                              -----------
                         FINANCIAL SERVICES -- 5.5%
          4,400          Countrywide Credit
                           Industries, Inc. ........    $   180,268
         11,600          John Hancock Financial
                           Services, Inc. ..........        479,080
         10,000          Principal Financial
                           Group, Inc.* ............        240,000
                                                        -----------
                                                            899,348
                                                        -----------

                         FOOD SERVICES -- 5.8%
         10,400          Dean Foods Co.* ...........        709,280
          9,100          Jack in the Box Inc.* .....        250,614
                                                        -----------
                                                            959,894
                                                        -----------

                         HEALTHCARE -- 0.8%
          6,800          IMS Health, Inc. ..........        132,668
                                                        -----------

                         INSURANCE -- 7.2%
          7,700          Everest Re Group, Ltd. ....        544,390
          5,800          UnumProvident Corp ........        153,758
          5,400          XL Capital Ltd. ...........        493,344
                                                        -----------
                                                          1,191,492
                                                        -----------

                         MACHINERY/ENGINEERING -- 2.5%
         12,900          Varian, Inc. * ............        418,476
                                                        -----------

                         MANUFACTURING -- 9.1%
         15,240          Actuant Corp.* ............        512,064
         14,500          Carlisle Cos., Inc. .......        536,210
          9,200          Roper Industries, Inc. ....        455,400
                                                        -----------
                                                          1,503,674
                                                        -----------

                         MEASURING INSTRUMENTS -- 4.5%
         17,900          Thermo Electron Corp.* ....        427,094
          7,900          Waters Corp.* .............        306,125
                                                        -----------
                                                            733,219
                                                        -----------

                         MEDIA/BROADCASTING -- 2.0%
          9,500          Emmis Communications
                           Corp.* ..................        224,580
          5,200          Hearst-Argyle
                           Television, Inc.* .......        112,112
                                                        -----------
                                                            336,692
                                                        -----------

                         OIL & GAS -- 1.3%
          6,500          Transocean Sedco
                           Forex, Inc. .............        219,830
                                                        -----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

    SHARES                                              VALUE
    ------                                              -----------
                         COMMON STOCK (CONCLUDED)
                         REAL ESTATE -- 1.7%
          3,000          AMB Property Corp. ........    $    78,000
          9,500          ProLogis Trust - REIT .....        204,345
                                                        -----------
                                                            282,345
                                                        -----------

                         RETAIL -- 2.8%
         19,900          Dollar General Corp. ......        296,510
          6,800          Herman Miller, Inc. .......        160,888
                                                        -----------
                                                            457,398
                                                        -----------
                         TECHNOLOGY -- 1.0%
         10,500          Amkor
                           Technology, Inc.* .......        168,315
                                                        -----------

                         TRANSPORTATION -- 1.3%
          4,300          Canadian National Railway
                           Co. .....................        207,604
                                                        -----------

                         TRUCKING -- 2.0%
          6,700          Oshkosh Truck Corp. .......        326,625
                                                        -----------

                         UTILITIES -- 6.1%
          7,500          Cinergy Corp. .............        250,725
          9,300          NiSource, Inc. ............        214,458
          7,200          Piedmont Natural Gas
                           Co., Inc. ...............        257,760
         11,900          Vectren Corp. .............        285,362
                                                        -----------
                                                          1,008,305
                                                        -----------
                           Total Common Stock
                             (cost-$13,149,931) ....     15,596,585
                                                        -----------

PRINCIPAL
  AMOUNT                                        VALUE
---------                                    -----------
              SHORT-TERM INVESTMENTS -- 7.1%
              U.S. GOVERNMENT AGENCY DISCOUNT NOTES --
                7.1%
$1,161,000    Federal Home Loan Bank
                Discount Notes, 1.47%,
                1/2/02
                (cost-$1,160,953) .......    $ 1,160,953
                                             -----------

               Total
                 Investments
                 (cost-$14,310,884) .. 101.7%  16,757,538
               Liabilities in
                 excess of
                 other
                 assets .......   (1.7)       (278,532)
                                 -----     -----------
               Net Assets .....  100.0%    $16,479,006
                                 =====     ===========

--------------------------

*                       Non-income producing security
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$14,310,884)....................    $16,757,538
Cash........................................................            211
Receivable for investments sold.............................        125,622
Dividends receivable........................................          2,171
Prepaid expenses and other assets...........................          1,171
                                                                -----------
  Total Assets..............................................     16,886,713
                                                                -----------

LIABILITIES:
Payable for investments purchased...........................        374,005
Investment advisory fee payable.............................         10,860
Payable for shares of beneficial interest redeemed..........            207
Accrued expenses............................................         22,635
                                                                -----------
  Total Liabilities.........................................        407,707
                                                                -----------
    Net Assets..............................................    $16,479,006
                                                                ===========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    12,240
Paid-in-capital in excess of par............................     14,154,796
Dividends in excess of net investment income................         (1,047)
Distributions in excess of net realized gain on
  investments...............................................       (133,637)
Net unrealized appreciation of investments..................      2,446,654
                                                                -----------
    Net Assets..............................................    $16,479,006
                                                                ===========
Shares outstanding..........................................      1,223,966
                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................         $13.46
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $921)......    $  128,373
  Interest..................................................        40,150
                                                                ----------
    Total investment income.................................       168,523
                                                                ----------
EXPENSES:
  Investment advisory fees..................................       127,018
  Custodian fees............................................        21,669
  Audit and tax service fees................................        11,480
  Reports to shareholders...................................        10,330
  Transfer agent fees.......................................         4,618
  Trustees' fees and expenses...............................         3,929
  Insurance expenses........................................         1,236
  Legal fees................................................           998
  Miscellaneous.............................................           609
                                                                ----------
    Total expenses..........................................       181,887
    Less: investment advisory fees waived...................       (22,934)
         expense offset.....................................          (169)
                                                                ----------
    Net expenses............................................       158,784
                                                                ----------
      Net investment income.................................         9,739
                                                                ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................       407,580
  Net change in unrealized appreciation/depreciation of
    investments.............................................       584,536
                                                                ----------
    Net realized and unrealized gain on investments.........       992,116
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $1,001,855
                                                                ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31,
                                                                --------------------------
                                                                   2001           2000
                                                                -----------    -----------
INVESTMENT OPERATIONS:
Net investment income.......................................    $     9,739    $    72,792
Net realized gain on investments............................        407,580      1,249,126
Net change in unrealized appreciation/depreciation of
  investments...............................................        584,536      1,268,603
                                                                -----------    -----------
  Net increase in net assets resulting from investment
    operations..............................................      1,001,855      2,590,521
                                                                -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        (31,446)       (51,114)
Net realized gains..........................................       (421,786)    (1,525,490)
Return of capital...........................................        (41,875)            --
                                                                -----------    -----------
  Total dividends and distributions to shareholders.........       (495,107)    (1,576,604)
                                                                -----------    -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................      3,517,283     11,536,088
Reinvestment of dividends and distributions.................        495,107      1,576,604
Cost of shares redeemed.....................................     (4,781,050)    (2,767,624)
                                                                -----------    -----------
  Net increase (decrease) in net assets from share
    transactions............................................       (768,660)    10,345,068
                                                                -----------    -----------
    Total increase (decrease) in net assets.................       (261,912)    11,358,985

NET ASSETS:
Beginning of year...........................................     16,740,918      5,381,933
                                                                -----------    -----------
End of year (including undistributed net investment income
  of
  $19,750 at December 31, 2000).............................    $16,479,006    $16,740,918
                                                                ===========    ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................        271,076        914,337
Issued in reinvestment of dividends and distributions.......         36,967        125,226
Redeemed....................................................       (369,891)      (216,420)
                                                                -----------    -----------
  Net increase (decrease)...................................        (61,848)       823,143
                                                                ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                               FOR THE PERIOD
                                                        YEAR ENDED DECEMBER 31,             FEBRUARY 9, 1998 (1)
                                                  ------------------------------------               TO
                                                    2001          2000          1999          DECEMBER 31, 1998
                                                  --------      --------      --------      ---------------------
Net asset value, beginning of period..........     $13.02        $11.63         $9.79              $10.00
                                                  -------       -------        ------              ------
INVESTMENT OPERATIONS:
Net investment income.........................       0.00*         0.06          0.05                0.05
Net realized and unrealized gain (loss) on
  investments.................................       0.85          2.83          2.07               (0.21)
                                                  -------       -------        ------              ------
  Total income (loss) from investment
    operations................................       0.85          2.89          2.12               (0.16)
                                                  -------       -------        ------              ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................      (0.02)        (0.04)        (0.05)              (0.05)
Net realized gains............................      (0.36)        (1.46)        (0.23)                 --
Return of capital.............................      (0.03)           --            --                  --
                                                  -------       -------        ------              ------
  Total dividends and distributions to
    shareholders..............................      (0.41)        (1.50)        (0.28)              (0.05)
                                                  -------       -------        ------              ------
Net asset value, end of period................     $13.46        $13.02        $11.63               $9.79
                                                  =======       =======        ======              ======

TOTAL RETURN (2)..............................        6.6%         25.9%         21.6%               (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............    $16,479       $16,741        $5,382              $1,885
Ratio of expenses to average net assets
  (3)(4)......................................       1.00%         1.00%         1.03%               1.05%(5)
Ratio of net investment income to average net
  assets (4)..................................       0.06%         0.65%         0.62%               0.78%(5)
Portfolio Turnover............................         85%          100%          108%                 38%

------------------------

*                       Less than $0.005 per share
(1)                     Commencement of operations
(2)                     Assumes reinvestment of all dividends and distributions.
                        Total return for a period of less than one year is not
                        annualized.
(3)                     Inclusive of expenses offset by earnings credits from
                        custodian bank (See 1G in Notes to Financial Statements).
(4)                     During the fiscal periods indicated above, the Investment
                        Adviser waived a portion or all of its fees and assumed a
                        portion of the Portfolio's expenses. If such waivers and
                        assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
                        (loss) to average net assets would have been 1.15% and
                        (0.08)%, respectively for the year ended December 31, 2001,
                        1.36% and 0.29%, respectively, for year ended December 31,
                        2000, 1.70% and (0.05)%, respectively, for the year ended
                        December 31, 1999, and 4.28% (annualized) and (2.45)%
                        (annualized), respectively, for the period February 9, 1998
                        (commencement of operations) to December 31, 1998.
(5)                     Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the "Portfolio"), the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

The tax character of dividends and distributions paid during the year ended December 31, 2001 was:

Ordinary income...........................................     $39,285
Long-term capital gain....................................    $413,947
Return of capital.........................................     $41,875

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, capital losses realized subsequent to October 31, 2001 on the sale of securities and Trustees' retirement plan expenses.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2001 of $79,864. Such losses are treated for tax purposes as arising on January 1, 2002.

For federal income tax purposes the cost of securities owned at December 31, 2001 was $14,364,107. Accordingly, net unrealized appreciation of investments of $2,393,431 was composed of gross appreciation of $2,681,183 for those investments having an excess of value over cost and gross depreciation of $287,752 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2001 the Portfolio's payable in connection with the Plan was $1,597, of which $1,321 was accrued during the year ended December 31, 2001.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $12,715,224 and $13,593,820, respectively.
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.3772 per share during the fiscal year ended December 31, 2001, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Mid Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 9, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company;
Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director OCC Cash Reserves, Inc., since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000; Director of Navy League of the New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR
(Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholdersand to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        SCIENCE AND TECHNOLOGY PORTFOLIO
                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO

                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

Technology stocks rebounded strongly during the fourth quarter of 2001 after having experienced a difficult first nine months of the year. Results of the Science & Technology Portfolio (the "Portfolio") reflected these dramatic shifts. The Portfolio returned -60.79% for the year, compared with -21.05% for the NASDAQ Composite Index ("NASDAQ"). In the fourth quarter, the Portfolio returned 53.55% versus 30.13% for the NASDAQ.

From its inception on April 12, 2000 through December 31, 2001, the Portfolio has returned -56.58% compared with -26.60% for the NASDAQ. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The Portfolio seeks to identify growing technology companies that are exceeding market expectations, a situation the portfolio manager believes will lead to price appreciation.

The investment process for the Portfolio is:

- Define the universe--unlike most technology funds, the Portfolio's investment universe includes traditional technology companies and other companies that are using technology in an innovative manner to gain a competitive advantage.

- Narrow the field--we seek to narrow the universe by only considering those companies that are showing signs of increasing growth.

- Determine expectations--through extensive research, we look to identify the key factors influencing a company's success and then determine what the market as a whole is expecting these factors to be.

- Track results--if a company's actual results exceed expectations, we consider the company a buy opportunity.

- Monitor holdings--we continually monitor current holdings and new opportunities in an effort to ensure that the Portfolio's holdings represent the best opportunities available.

The five stocks that contributed most to the Portfolio's performance in 2001 were: Xilinx (digital programmable logic devices), Microsoft (software), eBay (on-line auctioneer), Applied Materials (machines that manufacture semiconductors) and Micron Technology (microprocessors). The largest detractors to performance were: Applied Micro Circuits (high-bandwidth silicon solutions for optical networks), EMC (data storage), i2 Technologies (supply chain software), Check Point Software Technologies (internet security solutions), and Juniper Networks (internet routing products and services).

Concerns over a decelerating economy wreaked havoc on the tech sector for much of 2001, and this damage to the sector was only accelerated by the tragic events of September 11. Virtually every industry within technology performed poorly during the first nine months of the year. During the fourth quarter, by contrast, technology stocks revved up, fueled by the prospects that the economy has bottomed. Recent reports from many tech companies have been good, with Cisco, Dell, Intel and others expressing comfort at their projections for the next several quarters.

The Portfolio established three new positions during the fourth quarter: eBay (online auctioneer), i2 Technologies (supply chain software) and Xilinx (digital programmable logic devices). Palm was sold (handheld computing devices).

At December 31, 2001, the Portfolio was invested in 28 stocks. The five largest positions were: Micron Technology, which produces microprocessors used in personal computers, representing 5.1% of the Portfolio's net assets; Siebel Systems, which provides e-business software, 4.6% of net assets; i2 Technologies, which provides supply chain software, 4.6% of net assets; VERITAS Software, an enterprise management software company, 4.3% of net assets; and Broadcom, which provides silicon solutions that enable broadband communications and networking of voice, video and data services, 4.0% of net assets.

Major industry positions included: electronics, representing 22.0% of the Portfolio's net assets; networking, 17.9% of net assets; software, 13.4% of net assets; Internet, 10.3% of net assets; and fiber optics, 8.1% of net assets.

TECHNOLOGY STOCK OUTLOOK: Tech stocks have experienced a nice climb since late September, making their valuations somewhat stretched given the muted earnings environment. It will require earnings revisions to justify these stocks going much higher. However, we believe many tech companies will indeed see upward revisions, as many have reduced their head count and/or implemented other cost-saving measures in order to operate in a slower environment. We also believe operating margin assumptions are in many cases very conservative, and a transition from inventory draw down to inventory buildup will further enhance this positive situation. For example, Cisco beat its recent quarter's earning estimates by just two cents, and then increased its estimates for the coming year by 16 cents--dramatically improving its valuation in the process. Our work suggests there could be further upward revisions for Cisco of similar magnitude and that other tech companies have even more potential earnings upside.

It is realistic to expect periods of consolidation. However, we anticipate that the tech sector will perform well in 2002, as more evidence of a macroeconomic recovery and an improvement in tech fundamentals becomes clear.

             OCC ACCUMULATION TRUST--SCIENCE & TECHNOLOGY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE PORTFOLIO AND THE NASDAQ COMPOSITE INDEX+
                         PERIOD ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       (60.79)%
Since April 12, 2000*        (56.58)%

            SCIENCE & TECHNOLOGY  NASDAQ COMPOSITE
                       Portfolio            Index+
4/12/2000*               $10,000           $10,000
4/30/00                  $10,260            $8,443
5/31/00                   $8,930            $7,437
6/30/00                  $10,790            $8,674
7/31/00                  $10,420            $8,238
8/31/00                  $12,261            $9,199
9/30/00                  $11,820            $8,032
10/31/00                  $9,921            $7,369
11/30/00                  $6,421            $5,681
12/31/00                  $6,071            $5,403
1/31/01                   $6,481            $6,064
2/28/01                   $4,280            $4,706
3/31/01                   $3,230            $4,025
4/30/01                   $3,900            $4,628
5/31/01                   $3,340            $4,641
6/30/01                   $3,130            $4,756
7/31/01                   $2,770            $4,462
8/31/01                   $2,210            $3,975
9/30/01                   $1,550            $3,301
10/31/01                  $1,980            $3,723
11/30/01                  $2,420            $4,252
12/31/01                  $2,380            $4,296

The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The NASDAQ Composite Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

SHARES                                              VALUE
------                                            ----------
        COMMON STOCK -- 86.6%
        COMPUTERS -- 1.9%
2,000   Compaq Computer Corp. ..................  $   19,520
                                                  ----------

        ELECTRONICS -- 22.0%
1,000   Applied Materials, Inc.* ...............      40,100
1,800   Applied Micro Circuits Corp.* ..........      20,376
1,000   Broadcom Corp.* ........................      40,870
1,700   Micron Technology, Inc.* ...............      52,700
1,600   PMC-Sierra, Inc.* ......................      34,016
1,000   Xilinx, Inc.* ..........................      39,050
                                                  ----------
                                                     227,112
                                                  ----------

        FIBER OPTICS -- 8.1%
1,600   CIENA Corp.* ...........................      22,896
3,600   JDS Uniphase Corp.* ....................      31,248
5,500   Sycamore Networks, Inc.* ...............      29,480
                                                  ----------
                                                      83,624
                                                  ----------

        INTERNET -- 10.3%
  800   Check Point Software
          Technologies Ltd.* ...................      31,912
  400   eBay Inc.* .............................      26,760
6,000   i2 Technologies, Inc.* .................      47,400
                                                  ----------
                                                     106,072
                                                  ----------

        MULTIMEDIA -- 2.1%
  800   Gemstar TV Guide
          International, Inc.* .................      22,160
                                                  ----------

        NETWORKING -- 17.9%
2,100   Cisco Systems, Inc.* ...................      38,031
1,600   EMC Corp.* .............................      21,504
2,600   Extreme Networks, Inc.* ................      33,540
1,100   Juniper Networks, Inc.* ................      20,845
8,300   Redback Networks, Inc.* ................      32,785
3,100   Sun Microsystems, Inc.* ................      38,130
                                                  ----------
                                                     184,835
                                                  ----------
SHARES                                              VALUE
------                                            ----------

        SEMI-CONDUCTORS -- 3.1%
2,500   GlobespanVirata, Inc. ..................  $   32,375
                                                  ----------

        SOFTWARE -- 13.4%
  300   Microsoft Corp.* .......................      19,875
1,900   Oracle Corp.* ..........................      26,239
1,700   Siebel Systems, Inc.* ..................      47,566
1,000   VERITAS Software Corp.* ................      44,830
                                                  ----------
                                                     138,510
                                                  ----------

        TELECOMMUNICATIONS -- 7.8%
  900   Amdocs Ltd.* ...........................      30,573
1,000   Nokia Corp. ADR* .......................      24,530
  500   QUALCOMM, Inc.* ........................      25,250
                                                  ----------
                                                      80,353
                                                  ----------
          Total Common Stock
            (cost-$1,490,659) ..................     894,561
                                                  ----------

                    Total Investments (cost-$1,490,659)...   86.6%      894,561
                    Other assets less liabilities ........   13.4       138,084
                                                            -----    ----------
                    Net Assets ...........................  100.0%   $1,032,645
                                                            =====    ==========

--------------------------

*    Non-income producing security
ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$1,490,659)...........  $  894,561
Cash..............................................     144,756
Receivable due from Investment Adviser............       2,950
Prepaid expenses and other assets.................         131
                                                    ----------
  Total Assets....................................   1,042,398
                                                    ----------

LIABILITIES:
Accrued expenses and other liabilities............       9,753
                                                    ----------
  Total Liabilities...............................       9,753
                                                    ----------
    Net Assets....................................  $1,032,645
                                                    ==========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $    4,335
Paid-in-capital in excess of par..................   3,324,541
Accumulated net realized loss on investments......  (1,700,133)
Net unrealized depreciation of investments........    (596,098)
                                                    ----------
    Net Assets....................................  $1,032,645
                                                    ==========
Shares outstanding................................     433,497
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................       $2.38
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Interest........................................  $    1,788
  Dividends.......................................         777
                                                    ----------
  Total investment income.........................       2,565
                                                    ----------
EXPENSES:
  Custodian fees..................................       9,498
  Audit and tax service fees......................       9,131
  Investment advisory fees........................       8,866
  Reports to shareholders.........................       3,900
  Transfer agent fees.............................       3,062
  Legal fees......................................         365
  Miscellaneous...................................         821
                                                    ----------
    Total expenses................................      35,643
    Less: investment advisory fees waived.........      (8,866)
         expenses reimbursed by Investment
           Adviser................................     (15,176)
         expense offset...........................        (519)
                                                    ----------
    Net expenses..................................      11,082
                                                    ----------
      Net investment loss.........................      (8,517)
                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investments................  (1,441,265)
  Net change in unrealized
    appreciation/depreciation of investments......     314,789
                                                    ----------
    Net realized and unrealized loss on
      investments.................................  (1,126,476)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(1,134,993)
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                               APRIL 12, 2000*
                                             YEAR ENDED            THROUGH
                                          DECEMBER 31, 2001   DECEMBER 31, 2000
                                          -----------------  --------------------
INVESTMENT OPERATIONS:
Net investment loss.....................     $    (8,517)        $    (8,340)
Net realized loss on investments........      (1,441,265)           (258,868)
Net change in unrealized
  appreciation/depreciation of
  investments...........................         314,789            (910,887)
                                             -----------         -----------
  Net decrease in net assets resulting
    from investment operations..........      (1,134,993)         (1,178,095)
                                             -----------         -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....         385,492           3,000,454
Cost of shares redeemed.................         (40,213)                 --
                                             -----------         -----------
  Net increase in net assets from share
    transactions........................         345,279           3,000,454
                                             -----------         -----------
    Total increase (decrease) in net
      assets............................        (789,714)          1,822,359

NET ASSETS:
Beginning of period.....................       1,822,359                  --
                                             -----------         -----------
End of period...........................      $1,032,645          $1,822,359
                                             ===========         ===========
SHARES ISSUED AND REDEEMED:
Issued..................................         146,913             300,045
Redeemed................................         (13,461)                 --
                                             -----------         -----------
  Net increase..........................         133,452             300,045
                                             ===========         ===========

------------------------

*    Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                FOR THE PERIOD
                                                               APRIL 12, 2000*
                                             YEAR ENDED            THROUGH
                                          DECEMBER 31, 2001   DECEMBER 31, 2000
                                          -----------------  --------------------
Net asset value, beginning of period....        $6.07               $10.00
                                               ------               ------
INVESTMENT OPERATIONS:
Net investment loss.....................        (0.02)               (0.03)
Net realized and unrealized loss on
  investments...........................        (3.67)               (3.90)
                                               ------               ------
  Total loss from investment
    operations..........................        (3.69)               (3.93)
                                               ------               ------
Net asset value, end of period..........        $2.38                $6.07
                                               ======               ======

TOTAL RETURN (1)........................        (60.8)%              (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......       $1,033               $1,822
Ratio of expenses to average net assets
  (2)(3)................................         1.05%                1.04%+
Ratio of net investment loss to average
  net assets (3)........................        (0.77)%              (0.39)%+
Portfolio Turnover......................          104%                  79%

------------------------

*    Commencement of operations.
+    Annualized
(1)  Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(3) During the fiscal periods indicated above, the Investment Adviser waived a portion of its fees and (for fiscal year 2001) assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 3.22% and (2.94)%, respectively, for the year ended December 31, 2001, and 1.82%(annualized) and (1.17)% (annualized), respectively, for the period ended December 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio (the "Portfolio"), and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at their amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and capital losses realized subsequent to October 31, 2001, on the sale of securities.

For federal income tax purposes the cost of securities owned at December 31, 2001 was $2,057,115. Accordingly, net unrealized depreciation of investments of $1,162,554 was composed of gross appreciation of $29,360 for those investments having an excess of value over cost and gross depreciation of $1,191,914 for those investments having an excess of cost over value.

At December 31, 2001, the Portfolio had a capital loss carryforward of $1,040,350 ($136,091 of which will expire in 2008 and $904,259 of which will expire in 2009) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2001 of $93,327. Such losses are treated for tax purposes as arising on January 1, 2002.

As a result of book/tax differences attributable to a net operating loss, $8,517 has been reclassified from net investment loss to paid-in capital in excess of par. Net assets were not affected by this reclassification.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Investment Adviser and PIMCO Equity Advisors (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.40% of the average net assets of the Portfolio for providing investment advisory services to the Portfolio. For the year ended December 31, 2001, the Investment Adviser paid the Sub-Adviser $4,432, of which $350 was payable at December 31, 2001.

At December 31, 2001, approximately 69% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Adviser. Investment activity by this affiliate could have a material impact on the Portfolio.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $1,320,168 and $1,091,230, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Science & Technology Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Science & Technology Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 12, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audits includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                        SCIENCE AND TECHNOLOGY PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                        SCIENCE AND TECHNOLOGY PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company;
Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                        SCIENCE AND TECHNOLOGY PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc., since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000; Director of Navy League of the New York Council, 2002; Former National Officer of the Navy Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
Joseph M. LaMotta                                   Chairman Emeritus
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President & Treasurer
Steven Calabria                                     Vice President
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
Vikki Y. Hanges                                     Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
Jeffrey D. Parker                                   Vice President and Portfolio Manager
Michael B. Zuckerman                                Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
PIMCO Equity Advisors
1345 Avenue of the Americas
New York, N.Y. 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

Smaller companies were a bright spot of the stock market in 2001, rising in price even as the share prices of many larger companies fell. The Small Cap Portfolio (the "Portfolio") did well, providing a return of 8.30% versus 2.60% for the Russell 2000 Index (the "Russell 2000").

The Portfolio invests in small cap companies available at prices below our estimate of their intrinsic value. We place special emphasis on management quality in search of the best companies in an industry. Our goal is to exceed the returns of our benchmark and control risk.

The Portfolio exceeded its benchmark not only during the 2001, but also over longer periods. For the three years ended December 31, 2001, the Portfolio provided an average annual total return of 15.30%, well above the 6.45% average annual return of the Russell 2000. For the five years ended December 31, 2001, the Portfolio's average annual total return of 11.26% compared with 7.54% for the Russell 2000. For the 10 years ended December 31, 2001, the Portfolio provided an average annual total return of 12.85%* versus 11.51% for the Russell 2000. From its inception on August 1, 1988 through December 31, 2001, the Portfolio delivered an average annual total return of 13.39%* exceeding the 10.96% average annual return of its benchmark. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

Many of the Portfolio's investments provided favorable returns in 2001. The top contributor to performance was Elcor, which produces roofing shingles. Its share price advanced sharply as the company benefited from falling oil prices, its key raw material, and from expansion into the Northeast with a new plant. This position was reduced as the price increased, taking profits. Other leading contributors included: Zoll Medical (heart defibrillators), John Nuveen (asset management), Strayer Education (adult education schools) and Priority Healthcare (specialty drug distribution). Each of these positions was sold at a significant profit.

The stock that detracted most from performance during 2001 was Insituform (trenchless sewer repair), which had an earnings miss due to the increasing length of time to convert backlog to revenue. The shares of this company were sold on concerns that shrinking municipal budgets and bioterrorism threats to water supplies would cause the company's situation to worsen. Other detractors included: GenRad (functional testers for electronics), Alaska Air (regional airline), CTS Corp. (electronic components) and Hooper Holmes (medical exams for life insurers). CTS, Hooper Holmes and Alaska Airlines were sold and GenRad was acquired by Teradyne.

A central event during the year was the September 11 terrorist attacks, which had a dramatic impact on the stock market. Small cap stocks initially sold off sharply then rallied in the fourth quarter. In the days immediately following September 11, we worked diligently to reassess the investment thesis for each stock in the Portfolio. A conscious decision was made to go up in market cap to somewhat larger companies on new purchases, while staying true to the Portfolio's small cap mandate. In addition, we looked to upgrade quality wherever warranted since many high quality companies were suddenly available at inexpensive prices.

* BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE SMALL CAP PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $139,812,573 IN THE OLD TRUST AND $8,129,274 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE SMALL CAP PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE SMALL CAP PORTFOLIO OF THE OLD TRUST.

Two of the stocks purchased after September 11 were MeriStar Hospitality and Innkeepers -- Real Estate Investment Trusts which own hotels. Both stocks had fallen on September 11 concerns regarding travel. As travel recovers, we believe both stocks will appreciate materially. Other purchases included: electric utilities, MDU Resources and Black Hills. Each company has significant excess power capacity to export should the economy recover and shortages recur, and each also has growing unregulated operations. Cullen/Frost, a commercial bank which has strong management and is gaining share from larger competitors, was also purchased.

At December 31, 2001, investments were allocated 96.1% to common stock and 3.9% to short-term investments. The Portfolio's five largest positions were: Learning Tree International, which provides information technology courses, representing 3.6% of net assets; Profit Recovery Group, which provides accounts payable and other audit collection services to large retailers, 3.1% of net assets; Big Lots, a closeout retailer, 2.9% of net assets; On Assignment, which provides temporary professionals for labs, 2.8% of net assets; and Affiliated Managers Group, an asset management company that acquires and holds majority interests in mid-sized investment management firms, 2.6% of net assets.

Major industry positions at December 31, 2001 were: financial services, representing 9.7% of the Portfolio's net assets; retail, 8.0%; electronics, 7.4%; machinery/engineering, 5.8%; and technology, 5.5%.

At year-end, the stocks held in the Portfolio had a weighted average market capitalization of $950 million versus $850 million for the Russell 2000. The Portfolio's stocks were priced, on average, at 26.4 times trailing 12-month earnings, below the 37.9 times earnings of the Russell 2000 companies. However, the five-year earnings growth rate of the Portfolio's holdings was 17.9% (for a price to earnings growth rate of 1.48), whereas the growth rate of the Russell 2000 companies was just 11.9% (for a price to earnings growth rate of 3.2). Lastly, the average return on equity of the companies held at year-end was 18.1% versus just 14.2% for the Russell 2000 companies. These numbers speak to our diligent efforts to find companies with strong management and solid franchise values, but at attractive valuations. We believe the Portfolio is well positioned to continue to deliver favorable results to shareholders.

                  OCC ACCUMULATION TRUST--SMALL CAP PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   THE PORTFOLIO AND THE RUSSELL 2000 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN

1 YEAR  5 YEAR  10 YEAR*  SINCE AUGUST 1, 1988*
 8.3%   11.3%    12.9%            13.4%

          SMALL CAP PORTFOLIO  RUSSELL 2000 INDEX +
12/31/91              $10,000               $10,000
01/31/92              $10,990               $10,811
02/29/92              $11,361               $11,127
03/31/92              $11,107               $10,751
04/30/92              $11,041               $10,373
05/31/92              $11,005               $10,511
06/30/92              $10,751               $10,017
07/31/92              $10,714               $10,366
08/31/92              $10,664               $10,072
09/30/92              $10,795               $10,304
10/31/92              $10,809               $10,630
11/30/92              $11,711               $11,444
12/31/92              $12,154               $11,842
01/31/93              $12,616               $12,242
02/28/93              $12,580               $11,960
03/31/93              $13,133               $12,347
04/30/93              $12,939               $12,008
05/31/93              $13,142               $12,538
06/30/93              $13,423               $12,616
07/31/93              $13,229               $12,790
08/31/93              $13,797               $13,343
09/30/93              $14,015               $13,719
10/31/93              $14,140               $14,073
11/30/93              $13,828               $13,614
12/31/93              $14,522               $14,091
01/31/94              $14,899               $14,480
02/28/94              $14,859               $14,439
03/31/94              $14,040               $13,677
04/30/94              $14,040               $13,757
05/31/94              $13,883               $13,603
06/30/94              $13,469               $13,141
07/31/94              $13,743               $13,356
08/31/94              $14,305               $14,100
09/30/94              $14,421               $14,054
10/31/94              $14,115               $13,999
11/30/94              $13,826               $13,425
12/31/94              $14,372               $13,794
01/31/95              $13,898               $13,620
02/28/95              $14,162               $14,187
03/31/95              $14,003               $14,431
04/30/95              $14,494               $14,751
05/31/95              $14,819               $15,005
06/30/95              $15,227               $15,784
07/31/95              $15,709               $16,693
08/31/95              $16,075               $17,038
09/30/95              $16,283               $17,343
10/31/95              $15,659               $16,568
11/30/95              $16,058               $17,264
12/31/95              $16,566               $17,720
01/31/96              $16,500               $17,700
02/29/96              $17,075               $18,253
03/31/96              $17,233               $18,630
04/30/96              $17,772               $19,622
05/31/96              $18,398               $20,395
06/30/96              $17,963               $19,558
07/31/96              $16,920               $17,851
08/31/96              $17,903               $18,888
09/30/96              $18,459               $19,627
10/31/96              $18,415               $19,324
11/30/96              $19,242               $20,121
12/31/96              $19,660               $20,648
01/31/97              $19,876               $21,061
02/28/97              $19,848               $20,551
03/31/97              $19,401               $19,581
04/30/97              $19,465               $19,636
05/31/97              $21,624               $21,821
06/30/97              $22,526               $22,757
07/31/97              $23,364               $23,816
08/31/97              $23,766               $24,361
09/30/97              $24,605               $26,144
10/31/97              $23,930               $24,997
11/30/97              $23,629               $24,834
12/31/97              $24,021               $25,269
01/31/98              $23,685               $24,869
02/28/98              $25,298               $26,707
03/31/98              $26,368               $27,808
04/30/98              $25,904               $27,961
05/31/98              $24,777               $26,453
06/30/98              $23,783               $26,509
07/31/98              $22,261               $24,364
08/31/98              $18,864               $19,633
09/30/98              $19,677               $21,170
10/31/98              $20,510               $22,034
11/30/98              $21,701               $23,188
12/31/98              $21,853               $24,624
01/31/99              $21,077               $24,951
02/28/99              $19,815               $22,930
03/31/99              $19,625               $23,288
04/30/99              $21,807               $25,375
05/31/99              $22,217               $25,745
06/30/99              $22,637               $26,911
07/31/99              $22,714               $26,174
08/31/99              $21,789               $25,205
09/30/99              $21,388               $25,210
10/31/99              $20,503               $25,314
11/30/99              $20,636               $26,825
12/31/99              $21,455               $29,862
01/31/00              $20,988               $29,381
02/29/00              $20,795               $34,232
03/31/00              $22,300               $31,976
04/30/00              $22,416               $30,051
05/31/00              $24,133               $28,299
06/30/00              $24,307               $30,767
07/31/00              $25,505               $29,776
08/31/00              $26,607               $32,048
09/30/00              $26,865               $31,106
10/31/00              $27,881               $29,718
11/30/00              $27,401               $26,666
12/31/00              $30,941               $28,957
01/31/01              $31,545               $30,465
02/28/01              $29,791               $28,467
03/31/01              $28,149               $27,075
04/30/01              $30,736               $29,192
05/31/01              $32,212               $29,910
06/30/01              $33,439               $30,975
07/31/01              $33,252               $29,299
08/31/01              $33,055               $28,353
09/30/01              $28,338               $24,537
10/31/01              $29,254               $25,972
11/30/01              $30,699               $27,982
12/31/01              $33,514               $29,709

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Russell 2000 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

SHARES                                                                  VALUE
------                                                               ------------
         COMMON STOCK -- 95.4%
         BANKING -- 5.1%
173,200  Cullen/Frost Bankers, Inc. ...............................  $  5,348,416
128,900  Southwest Bancorporation of Texas, Inc.* .................     3,901,803
131,200  United Bankshares, Inc. ..................................     3,786,432
                                                                     ------------
                                                                       13,036,651
                                                                     ------------
         BUSINESS SERVICES -- 4.3%
406,900  Moore Corp. Ltd., ........................................     3,865,550
313,000  On Assignment, Inc.* .....................................     7,189,610
                                                                     ------------
                                                                       11,055,160
                                                                     ------------

         CHEMICALS -- 4.7%
126,500  Cambrex Corp. ............................................     5,515,400
144,700  Cytec Industries, Inc.* ..................................     3,906,900
39,400   OM Group, Inc. ...........................................     2,607,886
                                                                     ------------
                                                                       12,030,186
                                                                     ------------

         COMMERCIAL SERVICES -- 2.6%
87,800   Elcor Corp. ..............................................     2,439,962
125,500  F.Y.I. Inc.* .............................................     4,204,250
                                                                     ------------
                                                                        6,644,212
                                                                     ------------
         COMPUTER PRODUCTS -- 1.4%
159,799  Electronics for Imaging, Inc.* ...........................     3,565,116
                                                                     ------------

         DRUGS & MEDICAL PRODUCTS -- 4.5%
142,800  Albany Molecular Research, Inc.* .........................     3,782,772
147,300  Alpharma Inc. ............................................     3,896,085
138,600  Edwards Lifesciences Corp.* ..............................     3,829,518
                                                                     ------------
                                                                       11,508,375
                                                                     ------------
         EDUCATION -- 3.6%
327,500  Learning Tree International, Inc.* .......................     9,137,250
                                                                     ------------
         ELECTRONICS -- 7.4%
245,500  Actel Corp.* .............................................     4,887,905
293,300  Axcelis Technologies, Inc.* ..............................     3,780,637
87,000   Gentex Corp.* ............................................     2,325,510
202,100  SIPEX Corp.* .............................................     2,596,985
144,800  Veeco Instruments Inc.* ..................................     5,220,040
                                                                     ------------
                                                                       18,811,077
                                                                     ------------
         ENERGY -- 4.1%
161,800  Black Hills Corp. ........................................     5,475,312
177,143  MDU Resources Group, Inc. ................................     4,986,575
                                                                     ------------
                                                                       10,461,887
                                                                     ------------
SHARES                                                                  VALUE
------                                                               ------------
         FINANCIAL SERVICES -- 9.7%
95,400   Affiliated Managers Group, Inc.* .........................  $  6,723,792
174,600  Metris Cos., Inc. ........................................     4,488,966
959,800  Profit Recovery Group International, Inc.* ...............     7,822,370
179,600  Waddell & Reed Financial, Inc. ...........................     5,783,120
                                                                     ------------
                                                                       24,818,248
                                                                     ------------

         FOOD & BEVERAGE -- 1.1%
73,100   The Robert Mondavi Corp.* ................................     2,777,800
                                                                     ------------

         FOOD ENTERTAINMENT -- 2.4%
139,100  CEC Entertainment, Inc.* .................................     6,035,549
                                                                     ------------

         HEALTH & HOSPITALS -- 1.6%
121,000  CorVel Corp.* ............................................     3,962,750
                                                                     ------------

         INSURANCE -- 5.1%
190,500  Annuity & Life Re Holdings, Ltd. .........................     4,783,455
336,500  Insurance Auto Auctions, Inc.* ...........................     4,882,615
71,000   StanCorp Financial Group, Inc. ...........................     3,354,750
                                                                     ------------
                                                                       13,020,820
                                                                     ------------

         INVESTMENT COMPANY -- 1.8%
253,700  Gladstone Capital Corp. ..................................     4,693,450
                                                                     ------------

         MACHINERY/ENGINEERING -- 5.8%
134,700  Graco, Inc. ..............................................     5,260,035
204,400  Kaydon Corp. .............................................     4,635,792
150,721  Varian, Inc * ............................................     4,889,389
                                                                     ------------
                                                                       14,785,216
                                                                     ------------

         MANUFACTURING -- 2.1%
185,400  Precision Castparts Corp. ................................     5,237,550
                                                                     ------------

         OIL & GAS -- 2.9%
83,900   CARBO Ceramics, Inc. .....................................     3,285,524
136,200  Universal Compression Holdings, Inc.* ....................     4,016,538
                                                                     ------------
                                                                        7,302,062
                                                                     ------------

         PAPER PRODUCTS -- 4.8%
500,800  Buckeye Technologies, Inc.* ..............................     5,759,200
764,400  Intertape Polymer Group, Inc. ............................     6,344,520
                                                                     ------------
                                                                       12,103,720
                                                                     ------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

SHARES                                                                  VALUE
------                                                               ------------
         COMMON STOCK (CONCLUDED)
         REAL ESTATE -- 3.7%
409,500  Innkeepers USA Trust-REIT ................................  $  4,013,100
383,700  MeriStar Hospitality Corp.-REIT ..........................     5,448,540
                                                                     ------------
                                                                        9,461,640
                                                                     ------------

         RETAIL -- 8.0%
123,900  American Eagle Outfitters, Inc.* .........................     3,242,463
720,000  Big Lots, Inc.* ..........................................     7,488,000
186,500  Kenneth Cole Productions, Inc.* ..........................     3,301,050
105,900  Longs Drug Stores Corp. ..................................     2,475,942
243,500  Oakley, Inc.* ............................................     3,959,310
                                                                     ------------
                                                                       20,466,765
                                                                     ------------

         SEMI-CONDUCTORS -- 0.1%
20,100   Pericom Semiconductor Corp.* .............................       291,450
                                                                     ------------

         TECHNOLOGY -- 5.5%
195,300  C&D Technologies, Inc. ...................................     4,462,605
101,200  Littlefuse, Inc.* ........................................     2,655,488
149,200  SBS Technologies, Inc.* ..................................     2,173,844
100,600  ScanSource, Inc.* ........................................     4,788,560
                                                                     ------------
                                                                       14,080,497
                                                                     ------------
SHARES                                                                  VALUE
------                                                               ------------

         TRANSPORTATION -- 1.6%
145,000  Kirby Corp.* .............................................  $  3,994,750
                                                                     ------------

         TRUCKING & SHIPPING -- 1.5%
173,100  Ryder System, Inc. .......................................     3,834,165
                                                                     ------------
           Total Common Stock
             (cost-$221,729,510) ..................................   243,116,346
                                                                     ------------

PRINCIPAL
 AMOUNT
  (000)
---------
           SHORT-TERM INVESTMENT -- 3.8%
           U.S. GOVERNMENT AGENCY
             DISCOUNT NOTES -- 3.8%
 $9,745    Federal Home Loan Bank Discount Notes,
                1.47%, 1/2/02
                 (cost-$9,744,602) ................................     9,744,602
                                                                     ------------

                    Total Investments
                      (cost-$231,474,112) ................   99.2%   252,860,948
                    Other assets less liabilities ........    0.8      1,929,822
                                                            -----   ------------
                    Net Assets ...........................  100.0%  $254,790,770
                                                            =====   ============

--------------------------

*    Non-income producing security
REIT - Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$231,474,112)...................    $252,860,948
Cash........................................................           1,308
Receivable for investments sold.............................       3,316,215
Receivable for shares of beneficial interest sold...........         194,665
Dividends receivable........................................         161,360
Prepaid expenses............................................           1,747
                                                                ------------
  Total Assets..............................................     256,536,243
                                                                ------------

LIABILITIES:
Payable for shares of beneficial interest redeemed..........       1,201,215
Payable for investments purchased...........................         276,375
Investment advisory fee payable.............................         167,474
Accrued expenses............................................         100,409
                                                                ------------
  Total Liabilities.........................................       1,745,473
                                                                ------------
    Net Assets..............................................    $254,790,770
                                                                ============

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $     78,981
Paid-in-capital in excess of par............................     197,295,164
Undistributed net investment income.........................         125,980
Accumulated net realized gain on investments................      35,903,809
Net unrealized appreciation of investments..................      21,386,836
                                                                ------------
    Net Assets..............................................    $254,790,770
                                                                ============
Shares outstanding..........................................       7,898,124
                                                                ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................          $32.26
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Dividends.................................................    $  1,841,080
  Interest..................................................         414,953
                                                                ------------
    Total investment income.................................       2,256,033
                                                                ------------
EXPENSES:
Investment advisory fees....................................       1,853,695
Custodian fees..............................................          57,829
Reports to shareholders.....................................          56,775
Trustees' fees and expenses.................................          49,284
Audit and tax service fees..................................          25,810
Transfer agent fees.........................................          19,734
Legal fees..................................................           8,898
Insurance expense...........................................           5,603
Miscellaneous...............................................             691
                                                                ------------
    Total expenses..........................................       2,078,319
    Less: expense offset....................................          (1,949)
                                                                ------------
    Net expenses............................................       2,076,370
                                                                ------------
      Net investment income.................................         179,663
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      35,865,703
  Net change in unrealized appreciation/depreciation of
    investments.............................................     (18,065,295)
                                                                ------------
    Net realized and unrealized gain on investments.........      17,800,408
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................     $17,980,071
                                                                ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------
                                                                    2001            2000
                                                                ------------    ------------
INVESTMENT OPERATIONS:
Net investment income.......................................    $    179,663    $  1,752,200
Net realized gain on investments............................      35,865,703      21,243,022
Net change in unrealized appreciation/depreciation of
  investments...............................................     (18,065,295)     42,605,237
                                                                ------------    ------------
  Net increase in net assets resulting from operations......      17,980,071      65,600,459
                                                                ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (1,711,096)       (932,313)
Net realized gains..........................................     (15,326,092)             --
                                                                ------------    ------------
  Total dividends and distributions paid to shareholders....     (17,037,188)       (932,313)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................     109,412,893      76,078,627
Reinvestment of dividends and distributions.................      17,037,188         932,313
Cost of shares redeemed.....................................     (97,270,829)    (68,300,330)
                                                                ------------    ------------
  Net increase in net assets from share transactions........      29,179,252       8,710,610
                                                                ------------    ------------
    Total increase in net assets............................      30,122,135      73,378,756

NET ASSETS:
Beginning of year...........................................     224,668,635     151,289,879
                                                                ------------    ------------
End of year (including undistributed net investment income
  of
  $125,980 and $1,695,540, respectively)....................    $254,790,770    $224,668,635
                                                                ============    ============
SHARES ISSUED AND REDEEMED:
Issued......................................................       3,572,008       2,893,417
Issued in reinvestment of dividends and distributions.......         588,708          43,998
Redeemed....................................................      (3,227,501)     (2,691,277)
                                                                ------------    ------------
  Net increase..............................................         933,215         246,138
                                                                ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                          YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                        2001          2000          1999          1998          1997
                                      --------      --------      --------      --------      --------
Net asset value, beginning of
  year............................      $32.26        $22.52        $23.10        $26.37        $22.61
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
Net investment income.............        0.02          0.26          0.14          0.14          0.08
Net realized and unrealized gain
  (loss) on investments...........        2.38          9.62         (0.57)        (2.38)         4.73
                                      --------      --------      --------      --------      --------
  Total income (loss) from
    investment operations.........        2.40          9.88         (0.43)        (2.24)         4.81
                                      --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.............       (0.24)        (0.14)        (0.15)        (0.09)        (0.13)
Net realized gains................       (2.16)           --            --         (0.94)        (0.92)
                                      --------      --------      --------      --------      --------
  Total dividends and
    distributions to
    shareholders..................       (2.40)        (0.14)        (0.15)        (1.03)        (1.05)
                                      --------      --------      --------      --------      --------
Net asset value, end of year......      $32.26        $32.26        $22.52        $23.10        $26.37
                                      ========      ========      ========      ========      ========

TOTAL RETURN (1)..................         8.3%         44.2%         (1.8)%        (9.0)%        22.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...    $254,791      $224,669      $151,290      $155,506      $110,565
Ratio of expenses to average net
  assets (2)......................        0.90%         0.90%         0.89%         0.88%         0.97%
Ratio of net investment income to
  average net assets..............        0.08%         1.03%         0.61%         0.72%         0.64%
Portfolio Turnover................         156%          114%           99%           51%           68%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

The tax character of dividends and distributions paid during the year ended December 31, 2001 was:

Ordinary income.............................................     $6,337,198
Long-term capital gain......................................    $10,699,990

At December 31, 2001, tax basis distributable earnings were:

Ordinary income.............................................    $25,922,222
Long-term capital gain......................................    $10,492,037

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and Trustees' retirement plan expenses.

For federal income tax purposes, the cost of securities owned at December 31, 2001 was $231,817,613. Accordingly, net unrealized appreciation of investments of $21,043,335 was composed of gross appreciation of $26,832,799 for those investments having an excess of value over cost and gross depreciation of $5,789,464 for those investments having an excess of cost over value.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2001, the Portfolio's payable in connection with the Plan was $40,968, of which $17,341 was accrued during the year ended December 31, 2001.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $362,354,874 and $350,179,883, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $1.5084 per share during the fiscal year ended December 31, 2001, all of which is taxable as 20%-rate capital gain dividends.

A total of 6% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company;
Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT'), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College, 2002 (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustees and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc., since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000; Director of Navy League of the U.S. New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve Units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                      Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael B. Zuckerman                                  Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                                TARGET PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001




                                                              MANAGED BY

                                                            [OPCAP LOGO]

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO

                            MANAGED BY OPCAP ADVISORS
                               2001 ANNUAL REPORT

The Target Portfolio (the "Portfolio") was launched on September 4, 2001 to provide an additional investment option for investors in the OCC Accumulation Trust. The Portfolio seeks capital appreciation by investing in mid-sized growth companies. We believe mid-cap stocks offer investors an attractive opportunity to add diversification to their portfolio, as well as to invest in the breeding ground for tomorrow's large-cap market leaders.

The Portfolio is targeted to own companies with market capitalizations between $2 billion and $10 billion. Within this universe, we look for companies that we believe can grow their earnings at a compound average annual rate of at least 20% per year for the next three years; generate a return on equity of at least 20%; and have consistently predictable earnings. The Portfolio seeks, in particular, to own companies in accelerating new businesses that have a lasting competitive advantage for continued growth.

Portfolio holdings are sold under any of the following conditions: a better opportunity is uncovered; the stock underperforms our benchmark by 15% or more for a significant period of time; or the stock develops a high price-to-earnings ratio.

The Portfolio began at what proved to be one of the most challenging times in recent stock market history. The September 11 terrorist attacks occurred one week after the Portfolio's inception and caused a dramatic market selloff. We were not positioned for this selloff and, consequently, the Portfolio returned -1.50% during the period from inception on September 4, 2001 through December 31, 2001. This compared to a return of 1.90% for the Portfolio's benchmark, the S&P 400 Mid Cap Index (the "S&P 400"). During the fourth quarter, the stock market recovered strongly; the Portfolio returned 16.57% compared to 17.98% for the S&P 400. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

At December 31, 2001, the Portfolio's largest position was Concord EFS, which owns and operates the leading electronic network in the U.S. for processing debit card transactions. A secular trend toward consumer use of debit cards, away from credit cards, cash and checks, is driving demand for the company's services. In a deal that broadens its transaction-processing capabilities, Concord is acquiring Logix Companies, which sells various payment technologies and also runs a niche business selling software that can detect minors who are trying to purchase things they are not permitted to.

The Portfolio's second largest position AmericsourceBergen, distributes pharmaceuticals. The proliferation of new drugs, together with the pending introduction of new generic drugs as patents on many well-known brand name drugs expire, creates an opportunity for the company to increase revenues and improve profit margins.

Laboratory Corp. of America Holdings is the Portfolio's third largest position. This company is one of the two leading clinical laboratories in the U.S. performing diagnostic tests for physicians, hospitals and other healthcare providers. Growth is driven by the increasing battery of tests being performed on patients and the increased medical testing needs of an aging population. The company should benefit as well from economies of scale in a consolidating clinical laboratory industry.

SPX, the Portfolio's fourth largest holding, is a diversified industrial company. Recent financial results have been hindered by the economic recession, but should improve as the economy recovers in 2002. The company is well-managed and is focused on improving earnings and cash flow through cost reductions.

Genesis Microchip, a position which was purchased last November, is a semiconductor company that produces the main process controller for the flat panel displays used with computers, televisions and other applications. The flat panel display market is growing rapidly. Genesis has a market share of approximately 70% in the technologies it supplies. While most semiconductor companies struggled during 2001, Genesis turned in a 141% year-over-year increase in revenue for the quarter ended September 30th.

Major industry positions at December 31, 2001 were: drugs and medical products, representing 18.8% of the Portfolio's net assets; semi-conductors, 10.6% of net assets; retail, 7.3% of net assets; software, 6.9% of net assets; and financial services, 6.8% of net assets.

The Portfolio's current bias is to own stocks toward the lower-end of the capitalization range. We are optimistic in our outlook for 2002. We believe the stocks of smaller and mid-sized companies will perform well as the economy recovers.

                      OCC ACCUMULATION TRUST - TARGET PORTFOLIO
                     CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     THE PORTFOLIO AND THE S&P MID CAP 400 INDEX*
                           PERIOD ENDED DECEMBER 31, 2001


       --------------------------
        CUMULATIVE TOTAL RETURN
       --------------------------
           Since Inception**
           -----------------
                (1.5)%
       --------------------------

[LINE CHART]

                    TARGET      S&P MID CAP
                  PORTFOLIO      400 INDEX
                  ---------     ----------
  9/4/2001         10,000        10,000
 9/30/2001          8,450         8,756
10/31/2001          8,809         9,143
11/30/2001          9,510         9,823
12/30/2001          9,850        10,190

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

 * The S&P Mid Cap 400 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

** Portfolio's Inception.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001


       SHARES                                                VALUE
       ------                                              ----------
                         COMMON STOCK-96.0%
                         AIRLINES-0.8%
          850            Continental Airlines, Inc.*...... $    22,278
                                                           -----------
                         AUTOMOTIVE PRODUCTS-1.3%
          500            Johnson Controls, Inc. ..........      40,375
                                                           -----------
                         BUILDING & CONSTRUCTION-1.2%
        1,400            Masco Corp. ....................       34,300
                                                           -----------
        1,200            ARAMARK Corp.* .................       32,280
                                                           -----------
                         COMPUTERS-1.2%
          600            Lexmark International, Inc.*....      35,400
                                                           -----------
                         COMPUTER SERVICES-5.5%
        1,000            BISYS Group, Inc.*..............       63,990
          600            CDW Computer Centers, Inc.*.....       32,226
          900            Sabre Holdings Corp.*...........       38,115
        1,000            SunGard Data Systems Inc.*......       28,930
                                                           -----------
                                                               163,261
                                                           -----------
                         CONSUMER SERVICES-1.2%
        1,800            Cendant Corp.*..................       35,298
                                                           -----------
                         DRUGS & MEDICAL PRODUCTS-18.8%
          500            Allergan, Inc. .................       37,525
        1,200            AmerisourceBergen Corp. ........       76,260
          600            Andrx Group.*...................       42,246
          400            Biogen, Inc.*...................       22,940
          900            Biomet, Inc. ...................       27,810
        1,000            Boston Scientific Corp.* .......       24,120
          500            Cephalon, Inc.*.................       37,793
          500            Enzon, Inc.*....................       28,140
          500            IDEC Pharmaceuticals Corp.*.....       34,465
          600            Invitrogen Corp.*...............       37,158
        1,000            King Pharmaceuticals, Inc.*.....       42,130
          900            Laboratory Corp.
                           of America Holdings*..........       72,765
          800            Protein Design Labs, Inc.*......       26,240
          600            St. Jude Medical, Inc.*.........       46,590
                                                           -----------
                                                               556,182
                                                           -----------
                         ELECTRONICS-3.3%
        7,000            Agere Systems Inc.*..............      39,830
          600            Celestica Inc.*..................      24,234
          400            L-3 Communications Hodings, Inc.*      36,000
                                                           -----------
                                                               100,064
                                                           -----------
                         FINANCIAL SERVICES-6.8%
        2,400            Concord EFS, Inc.*...............      78,672
        1,200            SEI Investments Co. .............      54,132
          800            USA Education Inc. ..............      67,216
                                                           -----------
                                                               200,020
                                                           -----------
                         FOOD SERVICES-0.9%
      800                Darden Restaurants, Inc. ........      28,320
                                                           -----------

                         HEALTH/HOSPTIALS-1.2%
      800                Universal Health
                           Services, Inc.*................      34,224
                                                           -----------
                                                           -----------

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001
                                   (CONTINUED)


       SHARES                                                VALUE
       ------                                              ----------
                         COMMON STOCK (CONTINUED)
                         HEALTH & PERSONAL CARE-2.3%
        1,000            Weight Watchers Int'l, Inc.* ....    $ 33,820
          300            Wellpoint Health Networks Inc.*..      35,055
                                                           -----------
                                                                68,875
                                                           -----------
                         INSURANCE-3.6%
        1,200            ACE Ltd. ........................      48,180
          600            Everest Re Group, Ltd. ..........      42,420
          700            Willis Group Holdings Ltd,* .....      16,485
                                                           -----------
                                                               107,085
                                                           -----------
                         INTERNET-2.0%
          800            Check Point Software
                           Technologies Ltd.* ............      31,912
          700            VeriSign, Inc.* .................      26,628
                                                           -----------
                                                                58,540
                                                           -----------
                         LEISURE-1.6%
        3,000            Royal Caribbean Cruises Ltd. ....      48,600
                                                           -----------
                         MANUFACTURING-5.9%
        1,200            Applied Biosystems
                           Group-Applera Corp. ...........      47,124
          500            SPX Corp. .......................      68,450
        1,500            Waters Corp.* ...................      58,125
                                                           -----------
                                                               173,699
                                                           -----------
                         MEDIA/BROADCASTING-0.5%
       800               Radio One, Inc.* ................      14,408
                                                           -----------
                         METALS/MINING-0.6%
       500               Alcan Inc. ......................      17,965
                                                           -----------
                         NETWORKING-2.3%
       200               Emulex Corp.* ...................       7,902
     4,500               Enterasys Networks, Inc.* .......      39,825
     1,000               Juniper Networks, Inc.* .........      18,950
                                                           -----------
                                                                66,677
                                                           -----------
                         OIL & GAS-3.4%
       400               BJ Services Co.* ................      12,980
     1,200               Diamond Offshore Drilling, Inc. .      36,480
       500               Nabors Industries, Inc.*  .......      17,165
       900               Weatherford
                           International, Inc.*...........      33,534
                                                           -----------
                                                               100,159
                                                           -----------
                         POWER/UTILITY-0.8%
     1,500               Mirant Corp.*  ..................      24,030
                                                           -----------
                         RETAIL-7.3%
       900               Abercrombie & Fitch Co.* ........      23,877
       500               Best Buy Co., Inc. * ............      37,240
       900               BJ's Wholesale Club, Inc.* ......      39,690
       800               Limited, Inc. ...................      11,776
     1,500               Linens 'n Things, Inc.* .........      38,250
       800               RadioShack Corp. ................      24,080
     1,000               TJX Companies, Inc. .............      39,860
                                                           -----------
                                                               214,773
                                                           -----------
                                                           -----------

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001
                                   (CONCLUDED)


       SHARES                                                VALUE
       ------                                              ----------
                         COMMON STOCK (CONCLUDED)
                         SEMI-CONDUCTORS-10.6%
        1,400            Fairchild Semiconductor
                           Corp.* .......................    $ 39,480
          600            Genesis Microchip, Inc.* .......      39,672
        1,400            Integrated Circuit.
                           Systems, Inc.* ...............      31,626
        1,500            Integrated Device
                            Technology, Inc.* ...........      39,885
          800            Intersil Corp.* ................      25,800
        1,500            Lattice Semiconductor Corp.* ...      30,855
          500            KLA-Tencor Corp.* ..............      24,780
          700            Microchip Technology, Inc.* ....      27,118
          500            Novellus Systems, Inc.* ........      19,725
          500            Nvidia Corp.* ..................      33,450
                                                           -----------
                                                              312,391
                                                           -----------
                         SOFTWARE-6.9%
          600            Electronic Arts, Inc.* ........       35,970
        2,500            Lawson Software, Inc.* ........       39,375
          800            Mercury Interactive Corp.* ....       27,184
        1,000            PeopleSoft, Inc.* .............       40,200
        1,400            Rational Software Corp.* ......       27,300
          400            THQ, Inc.* ....................       19,388
        1,000            TIBCO Software, Inc.* .........       14,930
                                                           -----------
                                                              204,347
                                                           -----------
                         TELECOMMUNICATIONS-4.9%
        1,000            Amdocs Ltd.* ...................      33,970
        1,000            Comverse Technology, Inc.* .....      22,370
        1,200            EchoStar Communications
                           Corp.* .......................      32,964
        1,100            RF Micro Devices, Inc.* ........      21,153
        1,200            UTStarcom, Inc.* ...............      34,200
                                                           -----------
                                                              144,657
                                                           -----------


                  Total Common Stock (cost-$2,676,630)...    2,838,208
                                                           -----------

                  Total Investments
                     (cost-$2,676,630)         96.0%         2,838,208
                  Other assets less
                     liabilities                4.0            118,035
                                              ------       -----------
                  Net Assets                  100.0%        $2,956,243
                                              ------       -----------
                                              ------       -----------

-------------------
 * Non-income producing security



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001




ASSETS:
Investments, at value (cost-$2,676,630) ..........  $2,838,208
Cash .............................................     124,265
Dividends receivable .............................         409
Receivable due from Investment Adviser ...........         102
                                                    ----------
  Total Assets ...................................  $2,962,984
                                                    ----------

LIABILITIES:
Accrued expenses .................................       6,741
                                                    ----------
Total Liabilities ................................       6,741
                                                    ----------
  Net Assets .....................................  $2,956,243
                                                    ----------
                                                    ----------
COMPOSITION OF NET ASSETS:

Beneficial interest shares of $0.01 par
   value (unlimited number authorized) ...........  $    3,000
Paid-in-capital in excess of par .................   2,993,273
Net realized loss on investments .................    (201,608)
Net unrealized appreciation of investments .......     161,578
                                                    ----------
  Net Assets .....................................  $2,956,243
                                                    ----------
                                                    ----------
Shares outstanding ...............................     300,000
                                                    ----------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE ................       $9.85
                                                    ----------
                                                    ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                            STATEMENT OF OPERATIONS
                       STATEMENT OF ASSETS AND LIABILITIES
         FOR THE PERIOD SEPTEMBER 4, 2001* THROUGH DECEMBER 31, 2001




INVESTMENT INCOME:

Dividends.......................................... $   3,661
Interest ..........................................     1,526
                                                     --------
Total investment income ...........................     5,187
                                                     --------

EXPENSES:
Investment advisory fees ..........................     7,189
Custodian fees ....................................     5,085
Audit and tax service fees ........................     2,772
Transfer agent fees ...............................       995
Miscellaneous fees ................................       500
                                                     ---------
Total expenses                                          16,541
Less: investment advisory fees waived .............    (7,189)
      expenses reimbursed by Investment Adviser....      (102)
      expense offset ..............................      (336)
                                                      --------
      Net expenses ................................     8,914
                                                      --------
      Net investment loss .........................    (3,727)
                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments ..................  (201,608)
Net unrealized appreciation of investments.........   161,578
                                                     --------
Net realized and unrealized loss on investments....   (40,030)
                                                     --------

NET DECREASE IN NET ASSETS RESULTING FROM
INVESTMENT OPERATIONS ............................. $ (43,757)
                                                     --------
                                                     --------

----------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
         FOR THE PERIOD SEPTEMBER 4, 2001* THROUGH DECEMBER 31, 2001



INVESTMENT OPERATIONS:
Net investment loss ............................... $  (3,727)
Net realized loss on investments ..................  (201,608)
Net unrealized appreciation of investments.........   161,578
                                                   ----------

Net decrease in net assets resulting
   from operations ................................   (43,757)
                                                   ----------

SHARE TRANSACTIONS:

Net proceeds from the sale of shares .............. 3,000,000
                                                   ----------
Net increase in net assets ........................ 2,956,243

NET ASSETS:

Beginning of period ...............................       --
                                                   ----------

End of period .....................................$2,956,243
                                                   ----------
                                                   ----------
SHARES ISSUED:

Shares issued .....................................   300,000
                                                   ----------

----------------------
* Commencement of operations




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
             FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                   PERIOD SEPTEMBER 4, 2001* TO DECEMBER 31, 2001



Net asset value, beginning of period..............    $10.00
                                                      -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss ..............................     (0.01)
Net realized and unrealized loss on investments...     (0.14)
                                                      -------
Total loss from investment operations.............     (0.15)
                                                      -------
Net asset value, end of period ...................     $9.85
                                                      -------
                                                      -------

TOTAL RETURN (1) .................................      (1.5)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) ................      $2,956
Ratio of expenses to average
    net assets (2)(3)(4)..........................       1.03%
Ratio of net investment loss to average
    net assets(3)(4) .............................      (0.41)
Portfolio Turnover ...............................         32%

---------------------------
*    Commencement of operations
(1)  Total return is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal period ended December 31, 2001, the Investment Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waiver and assumption had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.84% (annualized) and (1.23%) (annualized), respectively.

(4)  Annualized


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio and the Target Portfolio (the "Portfolio"). OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS - The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (CONTINUED)


(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and capital losses realized subsequent to October 31, 2001, on the sale of securities.

For federal income tax purposes the cost of securities owned at December 31, 2001 was $2,677,137 Accordingly, net unrealized appreciation of investments of $161,071 was composed of gross appreciation of $257,671 for those investments having an excess of value over cost and gross depreciation of $96,600 for those investments having an excess of cost over value.

At December 31, 2001, the Portfolio had a capital loss carryforward of $77,303 (all of which will expire in 2009) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2001 of $123,798. Such losses are treated for tax purposes as arising on January 1, 2002.

As a result of book/tax differences attributable to a net operating loss, $3,727 has been reclassified from net investment loss to paid-in-capital in excess of par. Net assets were not affected by this reclassification.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (CONCLUDED)


(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser has voluntarily agreed to waive that portion of the investment advisory fee and to assume any necessary expenses in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Investment Adviser and PIMCO Equity Advisors LLC (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% thereafter. For the period ended December 31, 2001, the Investment Adviser paid the Sub-Adviser $3,594, of which $936 was payable at December 31, 2001.

At December 31, 2001, 100% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Adviser. Investment activity by this affiliate could have a material impact on the Portfolio.

(3) INVESTMENTS IN SECURITIES

For the period ended December 31, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $3,717,072 and $838,834, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Trustees of OCC Accumulation Trust-- Target Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Target Portfolio (one of the portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period September 4, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                                BOARD OF TRUSTEES


STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE:  54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.

--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE:  64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                                BOARD OF TRUSTEES
                                  (CONTINUED)

--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
Age: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company;
Formerly: President of Federated Investment Counseling, Inc., President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group of the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT'), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Director of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.

                             OCC ACCUMULATION TRUST
                                TARGET PORTFOLIO
                                BOARD OF TRUSTEES
                                  (CONCLUDED)


--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE:  66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX


Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (is inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of OCC Cash Reserves, Inc. since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000; Director of Navy League of the New York Council, 2002; Former National Officer of the Navy Reserve Association and Commanding officer of four Naval Reserve units, Captain, USNR
(Ret).

       OCC ACCUMULATION TRUST

    1345 Avenue of the Americas
         New York, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS

Stephen Treadway                      Chairman, President & Trustee
Joseph M. LaMotta                     Chairman Emeritus
V. Lee Barnes                         Trustee
Paul Y. Clinton                       Trustee
Thomas W. Courtney                    Trustee
Lacy B. Herrmann                      Trustee
Theodore T. Mason                     Trustee
Malcolm Bishopp                       Executive Vice President
Brian S. Shlissel                     Executive Vice President & Treasurer
Steven Calabria                       Vice President
Kenneth W. Corba                      Vice President and Portfolio Manager
Mark F. Degenhart                     Vice President and Portfolio Manager
Michael F. Gaffney                    Vice President and Portfolio Manager
Richard J. Glasebrook, II             Vice President and Portfolio Manager
Colin Glinsman                        Vice President and Portfolio Manager
Louis P. Goldstein                    Vice President and Portfolio Manager
William Gross                         Vice President and Portfolio Manager
Benjamin D. Gutstein                  Vice President and Portfolio Manager
Vikki Y. Hanges                       Vice President and Portfolio Manager
John Lindenthal                       Vice President and Portfolio Manager
Elisa A. Mazen                        Vice President and Portfolio Manager
Dennis McKechnie                      Vice President and Portfolio Manager
Jeffrey D. Parker                     Vice President and Portfolio Manager
Michael B. Zuckerman                  Secretary

INVESTMENT ADVISER

OpCap Advisors LLC
1345 Avenue of the Americas

New York, NY 10105

SUB-ADVISER

PIMCO Equity Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.

P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas

New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        U.S. GOVERNMENT INCOME PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                               2001 ANNUAL REPORT

Bonds offered a haven from stock market volatility in 2001, producing solidly positive returns. The U.S. Government Income Portfolio (the "Portfolio") returned 6.57% for the year versus 8.42% for its benchmark, the Lehman Brothers Intermediate Government Bond Index (the "Lehman Index"). The Portfolio's return represented a combination of investment income plus an increase in its net asset value ("NAV") per share to $10.71 from $10.50 one year earlier.

For the three years ended December 31, 2001, the Portfolio provided an average annual total return of 4.99% compared with 6.36% for the Lehman Index. For the five years ended December 31, 2001, the Portfolio's average annual total return of 6.02% compared with 7.06% for the Lehman Index. From its inception on January 3, 1995 through December 31, 2001, the Portfolio has delivered an average annual total return of 6.58% versus 7.64% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. It primarily owns intermediate-term securities and places a priority on maintaining a relatively stable NAV. The Portfolio is intended for investors seeking high current income from investments in Government securities.

The favorable performance of the bond market in 2001 was driven by economic weakness and an unprecedented 11 reductions in short-term interest rates during the year by the Federal Reserve. Bond prices move inversely to changes in interest rates. However, bond prices weakened somewhat in the fourth quarter amid the perception that the Federal Reserve's aggressive lowering of interest rates was nearing an end and the economy was poised for recovery in 2002. Inflation remained subdued for both the quarter and the year, indicating that "real" returns on bonds -- returns above the inflation rate -- were quite strong.

Securities with a maturity range of two to five years produced the highest total returns for the year. We trailed the Lehman Index benchmark primarily because our average maturity was longer than the benchmark. The average maturity of the Portfolio was approximately 7.2 years at December 31, 2001.

In managing the Portfolio, we invest in those sector, maturity and quality groups of the bond market that we believe offer the best relative value -- the highest yield at the lowest price with the least amount of risk. During the year, we increased the Portfolio's investments in U.S. Treasury securities to 52.8% of net assets at December 31, 2001 from 43.1% a year earlier and reduced its investments in U.S. Government agency and mortgage-related securities to 35.3% from 54.4%. Reductions were primarily in the mortgage-related area, as the position was trimmed as prices rose. We added a new position in corporate notes, representing 10.0% of net assets at December 31, 2001. Corporate securities were the best performing sector of the fixed income market in 2001.

Looking ahead, although bond yields could continue to rise, as they did in the fourth quarter, forecasts for the demise of the bond market may be premature. We believe that the economy will recover, but more slowly than some expect, and that continued low inflation should support the bond market. In addition, the bond market could continue to provide a home for those investors who are apprehensive about further stock market volatility.

            OCC ACCUMULATION TRUST--U.S. GOVERNMENT INCOME PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX+
                         PERIOD ENDED DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       6.6%
5 Year                       6.0%
Since January 3, 1995*       6.6%

          U.S. GOVERNMENT   LEHMAN BROS. INTERMEDIATE
          INCOME PORTFOLIO      GOV'T BOND INDEX+
1/3/95*            $10,000                    $10,000
1/31/95            $10,143                    $10,163
2/28/95            $10,334                    $10,359
3/31/95            $10,367                    $10,631
4/30/95            $10,481                    $10,762
5/31/95            $10,768                    $10,461
6/30/95            $10,830                    $10,917
7/31/95            $10,829                    $10,908
8/31/95            $10,912                    $10,999
9/30/95            $10,974                    $11,073
10/31/95           $11,078                    $11,194
11/30/95           $11,212                    $11,331
12/31/95           $11,314                    $11,443
1/31/96            $11,400                    $11,539
2/29/96            $11,268                    $11,417
3/31/96            $11,222                    $11,364
4/30/96            $11,195                    $11,332
5/31/96            $11,188                    $11,326
6/30/96            $11,291                    $11,441
7/31/96            $11,307                    $11,477
8/31/96            $11,312                    $11,489
9/30/96            $11,438                    $11,638
10/31/96           $11,599                    $11,829
11/30/96           $11,728                    $11,972
12/31/96           $11,657                    $11,907
1/31/97            $11,686                    $11,952
2/28/97            $11,688                    $11,971
3/31/97            $11,626                    $11,903
4/30/97            $11,736                    $12,038
5/31/97            $11,814                    $12,132
6/30/97            $11,914                    $12,236
7/31/97            $12,143                    $12,461
8/31/97            $12,073                    $12,414
9/30/97            $12,210                    $12,549
10/31/97           $12,350                    $12,696
11/30/97           $12,371                    $12,724
12/31/97           $12,477                    $12,827
1/31/98            $12,653                    $12,994
2/28/98            $12,621                    $12,979
3/31/98            $12,651                    $13,019
4/30/98            $12,706                    $13,082
5/31/98            $12,822                    $13,172
6/30/98            $12,937                    $13,260
7/31/98            $12,955                    $13,311
8/31/98            $13,218                    $13,562
9/30/98            $13,542                    $13,878
10/31/98           $13,459                    $13,902
11/30/98           $13,461                    $13,859
12/31/98           $13,492                    $13,913
1/31/99            $13,556                    $13,976
2/28/99            $13,301                    $13,784
3/31/99            $13,352                    $13,875
4/30/99            $13,391                    $13,913
5/31/99            $13,263                    $13,828
6/30/99            $13,210                    $13,847
7/31/99            $13,172                    $13,848
8/31/99            $13,160                    $13,868
9/30/99            $13,279                    $13,987
10/31/99           $13,295                    $14,015
11/30/99           $13,323                    $14,025
12/31/99           $13,273                    $13,981
1/31/00            $13,236                    $13,934
2/29/00            $13,371                    $14,050
3/31/00            $13,481                    $14,210
4/30/00            $13,469                    $14,204
5/31/00            $13,500                    $14,242
6/30/00            $13,693                    $14,469
7/31/00            $13,778                    $14,564
8/31/00            $13,946                    $14,727
9/30/00            $14,018                    $14,856
10/31/00           $14,144                    $14,958
11/30/00           $14,383                    $15,178
12/31/00           $14,651                    $15,445
1/31/01            $14,821                    $15,651
2/28/01            $14,945                    $15,794
3/31/01            $15,042                    $15,908
4/30/01            $14,915                    $15,857
5/31/01            $14,958                    $15,922
6/30/01            $15,028                    $15,973
7/31/01            $15,341                    $16,272
8/31/01            $15,470                    $16,417
9/30/01            $15,784                    $16,768
10/31/01           $16,057                    $17,030
11/30/01           $15,793                    $16,827
12/31/01           $15,615                    $16,746

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that is not available for direct investment. All interest is reinvested.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

      PRINCIPAL
       AMOUNT
        (000)                                                                              VALUE
      ---------                                                                          ----------
                         CORPORATE BONDS -- 10.0%
                         FINANCIAL SERVICES -- 5.1%
       $  425            Commercial Credit Group Inc., 7.75%, 3/1/05 ................    $  458,418
                                                                                         ----------

                         UTILITIES -- 4.9%
          435            National Rural Utilities, 6.00%, 5/15/06 ...................       443,347
                                                                                         ----------
                           Total Corporate Bonds (cost-$885,922) ....................       901,765
                                                                                         ----------
                         MORTGAGE-RELATED SECURITIES -- 24.3%
                         Fannie Mae,
          980              6.50%, 4/29/09 ...........................................       979,383
           28              9.50%, 12/1/06-12/1/19 ...................................        30,415
                         Freddie Mac,
          450              5.875%, 3/21/11 ..........................................       444,726
          175              6.22%, 3/24/03 ...........................................       182,437
          150              8.115%, 1/31/05 ..........................................       166,641
                         Government National Mortgage Association,
          391              4.00%, 10/20/25 ..........................................       389,609
                                                                                         ----------
                           Total Mortgage-Related Securities (cost-$2,149,051) ......     2,193,211
                                                                                         ----------
                         U.S. GOVERNMENT AGENCY -- 11.0%
                         Tennessee Valley Authority,
        1,000              5.375%, 11/13/08 (cost-$998,016) .........................       996,870
                                                                                         ----------
                         U.S. TREASURY BONDS & NOTES -- 52.8%
          250            5.25%, 11/15/28 ............................................       233,478
        1,225            5.875%, 11/15/04 ...........................................     1,296,589
          475            6.125%, 8/15/07 ............................................       510,625
        2,525            6.50%, 5/31/02-2/15/10 .....................................     2,724,431
                                                                                         ----------
                           Total U.S. Treasury Bonds & Notes (cost-$4,683,436) ......     4,765,123
                                                                                         ----------

                          Total Investments (cost-$8,716,425) ......................   98.1%    8,856,969
                          Other assets less liabilities ............................    1.9       171,101
                                                                                      -----    ----------
                          Net Assets ...............................................  100.0%   $9,028,070
                                                                                      =====    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
Investments, at value (cost-$8,716,425).....................    $8,856,969
Cash........................................................        95,601
Interest receivable.........................................       122,085
Prepaid expenses............................................           189
                                                                ----------
  Total Assets..............................................     9,074,844
                                                                ----------

LIABILITIES:
Payable for shares of beneficial interest redeemed..........        21,296
Investment advisory fee payable.............................         5,995
Accrued expenses............................................        19,483
                                                                ----------
  Total Liabilities.........................................        46,774
                                                                ----------
    Net Assets..............................................    $9,028,070
                                                                ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $    8,429
Paid-in-capital in excess of par............................     8,810,784
Undistributed net investment income.........................        26,905
Accumulated net realized gain on investments................        41,408
Net unrealized appreciation of investments..................       140,544
                                                                ----------
    Net Assets..............................................    $9,028,070
                                                                ==========
Shares outstanding..........................................       842,916
                                                                ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $10.71
                                                                ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Interest..................................................    $509,613
                                                                --------

EXPENSES:
  Investment advisory fees..................................      56,681
  Custodian fees............................................      16,296
  Audit and tax service fees................................       9,292
  Reports to shareholders...................................       9,037
  Transfer agent fees.......................................       3,682
  Trustees' fees and expenses...............................       2,559
  Insurance expense.........................................         953
  Miscellaneous.............................................         907
                                                                --------
    Total expenses..........................................      99,407
    Less: investment advisory fee waived....................      (4,534)
         expense offset.....................................        (482)
                                                                --------
    Net expenses............................................      94,391
                                                                --------
      Net investment income.................................     415,222
                                                                --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................      89,811
  Net change in unrealized appreciation/depreciation of
    investments.............................................     102,614
                                                                --------
    Net realized and unrealized gain on investments.........     192,425
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................    $607,647
                                                                ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31,
                                                                ------------------------
                                                                   2001          2000
                                                                ----------    ----------
INVESTMENT OPERATIONS:
Net investment income.......................................    $  415,222    $  470,427
Net realized gain on investments............................        89,811         9,958
Net change in unrealized appreciation/depreciation of
  investments...............................................       102,614       436,497
                                                                ----------    ----------
  Net increase in net assets resulting from operations......       607,647       916,882
                                                                ----------    ----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................      (415,222)     (470,427)
                                                                ----------    ----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................     1,505,935       768,972
Reinvestment of dividends...................................       415,222       470,427
Cost of shares redeemed.....................................    (2,521,498)   (2,079,684)
                                                                ----------    ----------
  Net decrease in net assets from share transactions........      (600,341)     (840,285)
                                                                ----------    ----------
    Total decrease in net assets............................      (407,916)     (393,830)

NET ASSETS:
Beginning of year...........................................     9,435,986     9,829,816
                                                                ----------    ----------
End of year (including undistributed net investment income
  of $26,905 at December 31, 2001)..........................    $9,028,070    $9,435,986
                                                                ==========    ==========
SHARES ISSUED AND REDEEMED:
Issued......................................................       139,930        76,510
Issued in reinvestment of dividends.........................        38,867        46,519
Redeemed....................................................      (234,611)     (206,872)
                                                                ----------    ----------
  Net decrease..............................................       (55,814)      (83,843)
                                                                ==========    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                            2001           2000           1999           1998           1997
                                          --------       --------       --------       --------       --------
Net asset value, beginning of year....     $10.50         $10.00         $10.66         $10.51         $10.38
                                           ------         ------         ------        -------         ------
INVESTMENT OPERATIONS:
Net investment income.................       0.47           0.51           0.49           0.53           0.57
Net realized and unrealized gain
  (loss)
  on investments......................       0.21           0.50          (0.66)          0.31           0.14
                                           ------         ------         ------        -------         ------
  Total income (loss) from investment
    operations........................       0.68           1.01          (0.17)          0.84           0.71
                                           ------         ------         ------        -------         ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income.................      (0.47)         (0.51)         (0.49)         (0.53)         (0.57)
Net realized gains....................         --             --             --          (0.16)         (0.01)
                                           ------         ------         ------        -------         ------
  Total dividends and distributions to
    shareholders......................      (0.47)         (0.51)         (0.49)         (0.69)         (0.58)
                                           ------         ------         ------        -------         ------
Net asset value, end of year..........     $10.71         $10.50         $10.00         $10.66         $10.51
                                           ======         ======         ======        =======         ======
TOTAL RETURN (1)......................        6.6%          10.4%          (1.6)%          8.1%           7.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).......     $9,028         $9,436         $9,830        $10,542         $6,983
Ratio of expenses to average net
  assets (2)..........................       1.00%(3)       1.01%(3)       0.95%          1.00%(3)       0.93%(3)
Ratio of net investment income to
  average net assets..................       4.40%(3)       5.04%(3)       4.78%          4.96%(3)       5.51%(3)
Portfolio Turnover....................         60%            35%            69%            80%            80%

------------------------

(1)                     Assumes reinvestment of all dividends and distributions.
(2)                     Inclusive of expenses offset by earnings credits from
                        custodian bank (See 1G in Notes to Financial Statements).
(3)                     During the fiscal years indicated above, the Investment
                        Adviser waived a portion or all of its fees and assumed a
                        portion of the Portfolio's expenses. If such waivers and
                        assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 4.35%,
                        respectively, for the year ended December 31, 2001, 1.11%
                        and 4.94%, respectively, for the year ended December 31,
                        2000, 1.19% and 4.77%, respectively, for the year ended
                        December 31, 1998 and 1.06% and 5.38%, respectively, for the year ended December 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio"), the Mid Cap Portfolio, the Science & Technology Portfolio, and the Target Portfolio. OpCap Advisors (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investments in debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

For the fiscal year ended December 31, 2001 all dividends paid to shareholders were from ordinary income.

At December 31, 2001, tax basis distributable earnings were:

Ordinary income.............................................     $43,058
Long-term capital gains.....................................     $27,831

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of paydowns on certain securities and Trustees' retirement plan expenses.

During the year ended December 31, 2001, the Portfolio utilized $34,113 of capital loss carryforwards from prior years.

For federal income tax purposes the cost of securities owned at December 31, 2001 was $8,716,425. Accordingly, net unrealized appreciation of investments of $140,544 was composed of gross appreciation of $160,635 for those investments having an excess of value over cost and gross depreciation of $20,091 for those investments having an excess of cost over value.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2001, the Portfolio's payable in connection with the Plan was $2,576, of which $891 was accrued during the year ended December 31, 2001.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.60%. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2001, purchases and sales of investment securities, other than short-term and government securities, aggregated $5,552,038 and $5,763,371, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- U.S. Government Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 54
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 48 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 64
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; Director of OCC Cash Reserves, an open-end investment company; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 71
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Director of OCC Cash Reserves, each of which is an open-end investment company.
Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 68
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; formerly:
Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Director of OCC Cash Reserves, each of which is an open-end investment company; President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT'), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, and Trustee of OCC Cash Reserves, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 66
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director OCC Cash Reserves, Inc. since 2000; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000. Director of Navy League of the New York Council, 2002; former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR (Ret.).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                     Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael B. Zuckerman                                 Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.